                                               AMERICAN
                                               PERFORMANCE
                                               FUNDS

LETTER FROM THE CHAIRMAN AND INVESTMENT ADVISER

DEAR SHAREHOLDERS:

We are pleased to report that the 12-month period ended August 31, 1996, was-- despite some periods of volatility--a good one for the financial markets and for our shareholders. While the media were preoccupied with the day-to-day ups and downs of technology stocks, the Dow Jones Industrial Average chugged upward--and ultimately, gained some 1,000 points over the course of the 12 months. The fixed-income market, too, posted positive returns for the period-- an impressive showing given the uncertain and often volatile interest-rate environment.

Moreover, despite the markets' anxiety over the direction of interest rates and the pace of economic growth, investor enthusiasm remained high throughout the period. Mutual funds saw record inflows, and many investors chose to invest in the American Performance Funds. During the 12 months ended August 31, 1996, net assets under management rose from $659 million to $887 million, an increase of 35%.

RISING RATES ROIL THE MARKETS

There is nothing the financial markets hate more than surprises--and as 1996 began, the markets were surprised when new estimates on growth suggested the economy was not weakening as expected. Interest rates spiked on the news of economic strength and bond prices dropped. For all the excitement, however, interest rates never rose quite high enough to severely depress stock prices.

Throughout the spring and early summer, investors focused on the positive. Unemployment was low; incomes were rising; and consumer confidence was strong. While the markets grew more volatile as rates rose, stocks continued to trend upward. In mid-July, when earnings reports suggested some weakness in the technology industry, technology stocks tumbled and took the market down with them--for about two and a half weeks. As we go to press, it's clear that this minor correction in July did little to change attitudes or instill caution in investors. In the second week of September, the Dow Jones Industrial Average closed above 5,800.

CAUTION SIGNALED

Regardless of the market's enthusiasm, recent economic data have caused us to take a more cautious approach to the financial markets. The economy appears to have grown at a rate of 4.2% during the second quarter of the year--a number far higher than the 2.5% the Federal Reserve believes to be non-inflationary. Early estimates on economic activity in July and August suggest that the economy is slowing down a bit. Federal Reserve officials, including Fed Chairman Alan Greenspan, have made it clear that they are betting on slower economic growth. The Fed chose not to increase interest rates at its August meeting and seems disinclined to do so at the upcoming September meeting.

Nevertheless, the American consumer is still in a positive frame of mind and, we believe, will continue to stimulate growth by spending. Consequently, while we expect the economy to slow, we are still forecasting

2% to 3% real GDP (Gross Domestic Product) growth for the second half of the year. As a result, the inflation picture, which has been positive for the last several years, may begin to deteriorate slightly in the months ahead.

We also find the exuberant attitude of stock market investors somewhat worrisome. Such enthusiasm is not necessarily bad in itself, but it leaves very little room for things to get better--and a great deal of room for disappointment. Another consideration is the baby-boom generation's recent inclination to start saving for retirement, which has added fuel to the market's rise during the past two years. While demographic information indicates that this inflow of cash will likely continue over the next decade, these flows may have peaked temporarily. If this is the case, the stock market is unlikely to continue hurtling upward at the breakneck pace of the recent past. In addition, the market could be hurt if stocks fall out of favor with these investors and they redirect their savings into other asset classes.

BETTER DAYS AHEAD FOR BONDS

The fixed-income markets remain key to our outlook for stocks, bonds and the economy. Over the past year, the bond market has acted as a kind of brake on the financial markets as a whole, with interest rates rising rapidly when growth has shown signs of accelerating and rates falling quickly on indications of weakness. The bond market's quick response appears to be helping the economy break out of the boom-and-bust cycles of the past, signaling an era of shallow ups and downs. Consequently, we expect to see the economy growing at a moderate pace for the foreseeable future.

Further deterioration from today's bond price levels would pressure stocks lower for the simple reason that the risk/reward characteristics of bonds would become too attractive to ignore. However, we anticipate interest rates to trade in a narrow range through the end of the year.

IN CLOSING . . .

We would like to thank you for your continued confidence in us. We look forward to providing you with investment management and service to meet your investment needs now and in the future. If you would like a prospectus, have any questions or require any assistance, please don't hesitate to call us at 1-800-762-7085.

Sincerely,



/s/ Walter B. Grimm                /s/ James L. Huntzinger
Walter B. Grimm                    James L. Huntzinger
Chairman                           BancOklahoma Trust Company
American Performance Funds

-------------------------------------------------------------------------------

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BancOklahoma Trust Company, any of its affiliates or the distributor. Shares are NOT FDIC INSURED nor are they insured by any other government agency. An investment in the Funds involves investment risks, including possible loss of principal.

                      [This Page Intentionally Left Blank]














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                                      -3-

AMERICAN PERFORMANCE AGGRESSIVE GROWTH FUND

The 12 months ended August 31, 1996, were bumpy for aggressive growth investors as small-capitalization stocks rode the rough tailwinds of technology stocks. After rocketing to record highs during 1995, tech stocks took a beating as the year drew to a close, only to regain momentum in the spring and early summer of 1996, then take another drubbing in mid-July. While there were some disappointing earnings reports, reasons for the dramatic decline in July were not clear. Nonetheless, by the end of the period, enthusiasm for tech stocks in particular and small-cap stocks in general had waned noticeably.

Consequently, with our focus on small-cap stocks and slightly more than 21% of the Fund's assets invested in small-cap technology issues, the Fund gave back much of the ground gained earlier in the period. For the 12 months ended August 31, 1996, the Fund posted a total return of 1.77% (without the sales charge). For the same period, the NASDAQ Composite Index and the Russell 2000, two industry benchmarks, gained 11.89% and 10.88%, respectively.

ENTHUSIASM BUILDING ANEW

As we go to press, there is little real negative news regarding small-cap stocks, and it is apparent that many of our holdings suffered simply from guilt by association in the July correction. Throughout the year, corporate earnings were strong for the vast majority of the Fund's holdings. Moreover, we believe in the long-term prospects for each of the companies whose stock we hold.

As always, however, where the potential rewards are greater, so are the risks. While the ride may be somewhat rocky in the months ahead, we believe it may be well worth taking. As the economy cools, investors seeking above-average growth will look to small-cap stocks. Consequently, we believe that declines in the market should be viewed as potential buying opportunities.

As of August 31, 1996, the Fund's top five equity holdings were Cisco Systems (7.17%), US Robotics (5.43%), Verifone (5.17%), Paychex (5.08%) and The Money Store (4.14%).+

 +The composition of the Fund's holdings is subject to change.

-------------------------------------------------------------------------------

                            Aggressive Growth Fund


                             [Graph Appears Here]


Value of a $10,000 Investment


               Aggressive Growth Fund    Aggressive Growth Fund      NASDAQ Composite Index     Russell 2000 Stock Index
                            (No-Load)                    (Load)*
  2/3/92              10,000                       9,597                      10,000                     10,000
 8/31/92               8,398                       8,059                       9,174                      9,316
 8/31/93              12,000                      11,516                      12,261                     12,342
 8/31/94              12,030                      11,545                      12,778                     13,074
 8/31/95              16,364                      15,704                      17,134                     15,792
 8/31/96              16,654                      15,983                      19,171                     17,510


Average Annual Total Return

                                   Since
                                 Inception
               1 Year             (2/3/92)
No-Load         1.77%             11.78%
Load*          -2.30%             10.78%

*Reflects 4.00% Maximum Sales Charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Until recently, the Fund had invested primarily in stocks of small companies. As a result, the NASDAQ Composite Index had been an appropriate performance benchmark, since it is widely used to represent the performance of small-company stocks. However, the Fund's performance is now being compared to the Russell 2000 Stock Index to better reflect the Fund's new focus on domestically traded stocks of small-to-mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

--------------------------------------------------------------------------------

AMERICAN PERFORMANCE EQUITY FUND

The "Goldilocks" economy of the past year--one that was not too strong and not too weak--proved to be an excellent environment for stocks. With just a stumble or two along the way, the market continued to climb during the 12 months ended August 31, 1996. Moreover, the advance was broadly based. While some sectors were more volatile than others, few failed to participate in the rise.

Consequently, with stocks of some 100 companies, the Fund performed very strongly during the period. Holdings in Bank of New York (.49%), Coca-Cola (3.19%), Raychem (1.41%) and Gillette (1.41%) did particularly well, with each gaining more than 20%.

As a result, we are pleased to report that the Fund kept pace with industry averages. For the 12 months ended August 31, 1996, the Fund posted a total return of 18.53% (without the sales charge) versus a gain of 18.80% in the S&P 500 Stock Index for the same period.

A SOLID FOUNDATION FOR GROWTH

While we are more cautious than a year ago, we are optimistic about the prospects for the stock market in the months ahead. After years of downsizing, the fundamentals of U.S. companies are very solid. Worldwide, economies are growing. In addition, many of our major trading partners are only now pulling out of recessions and rebounding. Looking beyond the immediate future, we believe exports will increase, which, in turn, should increase corporate profits. Consequently, while corporate profits are currently flattening, we expect this year's numbers to make for good comparisons next year.

We also expect to see the bond market continue to act as a brake on the economy in the coming year--as yields rise when growth threatens to accelerate and fall if recession looms. As a result, with the economy perking along at a temperature that's "just right," we believe the year ahead could well be a good one for stock investors.

As of August 31, 1996, the Fund's top five holdings were Coca-Cola (3.19%), Aetna (2.69%), General Electric (2.69%), Unicom (2.25%) and AT&T (2.04%).+

 +The composition of the Fund's holdings is subject to change.

-------------------------------------------------------------------------------

                                  Equity Fund


                             [Graph Appears Here]


Value of a $10,000 Investment

                  Equity (No Load)     Equity (Load)* S&P 500 Stock Index
 9/28/90          10,000                9,597          10,000
 8/31/91          12,457               11,955          13,345
 8/31/92          11,961               11,749          14,406
 8/31/93          13,770               13,215          16,586
 8/31/94          14,411               13,830          17,491
 8/31/95          17,256               16,561          21,243
 8/31/96          20,453               19,629          25,237



Average Annual Total Return

                                             Since
                                           Inception
               1 Year         5 Year       (9/28/90)
No-Load        18.53%         10.43%       12.82%
Load*          13.82%          9.52%       12.04%


*Reflects 4.00% Maximum Sales Charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index widely used to represent the performance of the U.S. stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.



--------------------------------------------------------------------------------

AMERICAN PERFORMANCE BALANCED FUND

With an allocation favoring stocks throughout much of the year ended August 31, 1996, the Fund performed well as the market climbed. While holdings across all sectors contributed to the gain, some of our small-cap stocks were standout performers. Nevertheless, when the small-cap sector slipped in June, we decreased our positions and held the proceeds in cash. This move proved to be very timely--while we still had some exposure in the sector, performance did not suffer noticeably when over-the-counter stocks sank in July. In addition, as stocks across the market tumbled in sympathy with small caps, we had the flexibility to capitalize on attractive buying opportunities.

In the bond market, we aggressively pursued opportunities to increase yield throughout the year. As a result, in the first half of 1996, holdings in Treasury securities were decreased in favor of asset-backed securities and corporate bonds--traditionally stronger performers in a rising interest-rate environment. Consequently, we're pleased to report that our fixed-income holdings also contributed to performance.

For the year ended August 31, 1996, the Fund posted a return of 10.87% (without the sales charge), which fell roughly halfway between the return of the Fund's two benchmarks, the S&P 500 Stock Index and the Salomon Brothers Broad (Investment Grade) Bond Index, which gained 18.80% and 4.12%, respectively.

WEAKNESS SPELLS OPPORTUNITY

While the long-term prospects for stocks and bonds appear bright, the markets may, in the short term, be rather choppy until the direction of interest rates is clearer. However, weakness in the markets, we believe, should be viewed as opportunities. At current yield levels, bonds now offer an extremely attractive inflation-adjusted rate of return. And if interest rates rise further during this time of economic and political uncertainty, we will look to increase our holdings of intermediate-term bonds.

The Fund is also well positioned to take advantage of opportunites that may arise during any short-term stock market correction. While the stock market is unlikely to climb at the pace of the past year, many signs point to continued growth. With over 10% of our assets invested in cash equivalents, the Fund is well positioned for new opportunities.

At the period's end, approximately 55% of the portfolio's assets were invested in stocks and 45% in fixed-income securities, including cash. The Fund's top five equity holdings were Aetna Services (1.69%), Coca- Cola (1.59%), General Electric (1.50%), Unicom (1.41%) and Nynex (1.26%). The average maturity of the Fund's fixed-income holdings was 5.4 years; their average credit quality was AAA.+

 +The composition of the Fund's holdings is subject to change.

-------------------------------------------------------------------------------

                                BALANCED FUND
Value of a $10,000 Investment

                             [GRAPH APPEARS HERE]


                Balanced (No Load)       Balanced (Load)*       S&P 500 Stock Index      Salomon Brothers Broad
                                                                                         (Investment Grade) Bond Index
 6/1/95         10,000                    9,597                 10,000                   10,000
8/31/95         10,698                   10,266                 10,604                   10,165
8/31/96         11,860                   11,382                 12,598                   10,584


            Average Annual Total Return

                                              Since
                                             Inception
                      1 Year                 (6/1/95)
No-Load               10.87%                  14.56%
Load*                  6.46%                  10.87%

*Reflects 4.00% Maximum Sales Charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index considered to be representative of the performance of the U.S. stock market as a whole, and the Salomon Brothers Broad (Investment Grade) Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.





--------------------------------------------------------------------------------

AMERICAN PERFORMANCE FIXED-INCOME FUNDS

The 12 months ended August 31, 1996, were trying ones for bond investors. The government's shutdown in the fall of 1995 and a difficult winter in the Northeast led the markets to believe that the pace of economic growth was weakening and, consequently, to anticipate that the Federal Reserve would lower interest rates. While the Fed did act in January, it lowered short-term rates by only .25%, much less than had been expected.

But this caution was warranted. When the payroll numbers were announced, it appeared that the economy was strengthening rather than weakening. Overnight, market sentiment shifted radically as fears of increasing inflationary pressure rippled through the markets. Interest rates rose--and expectations that the Federal Reserve would move to take them even higher began to build.

Given the current environment, however, dramatic action by the Federal Reserve seems rather unlikely. While recent numbers indicated that the economy was strengthening, they did not suggest it was accelerating rapidly. Nor did the statistics reveal that inflationary pressures were beginning to spiral:
Employment is up, and consumer confidence is high, but very few workers are seeing raises.

As a result, we believe the signs point to a period of moderate growth, and we expect to see interest rates rise very slightly and trade in a narrow range as we move into the election season. Nevertheless, given the rapid response of investors to the arrival of each new statistic over the past year, we will continue to approach the markets cautiously in the coming months.

AMERICAN PERFORMANCE BOND FUND

As interest rates rose in the spring and early summer, maturities were shortened in an effort to help maximize the Fund's ability to respond to rapid shifts of market sentiment. In addition, we aggressively sought out opportunities to increase yield. Asset-backed securities, in particular, grew more attractive as rates rose and investors lost interest in refinancing their auto, credit card or mortgage loans--the underlying assets of asset-backed securities.

As a result, while the Fund lagged its benchmark, it generated a positive return in the relatively difficult environment of the period. For the 12 months ended August 31, 1996, the Fund posted a total return of 2.84% (without the sales charge) versus 4.12% for the Salomon Brothers Broad (Investment Grade) Index.

As of August 31, 1996, approximately 4.7% of the Fund's assets were invested in asset-backed securities, 60.1% in corporate bonds, 31.6% in Government agencies, 3.2% in Treasury securities and 0.4% in cash equivalents. The average maturity of the portfolio was 8.5 years; the average credit quality of the portfolio's holdings was AA.+

 +The composition of the Fund's holdings is subject to change.

-------------------------------------------------------------------------------

                                   BOND FUND
 Value of a $10,000 Investment

                             [GRAPH APPEARS HERE]


                        Bond (No Load)  Bond (Load)*    Salomon Brothers Broad
                                                        (Investment Grade) Bond Index
                        ----            -----           ---------------
9/28/90                 10,000           9,597          10,000
8/31/91                 11,312          10,856          11,365
8/31/92                 12,750          12,236          12,134
8/31/93                 14,248          13,675          14,354
8/31/94                 13,975          13,412          14,146
8/31/95                 15,122          14,513          15,754
8/31/96                 15,552          14,925          16,403


            Average Annual Total Return

                                              Since
                                             Inception
                 1 Year         5 Year       (9/28/90)
No-Load          2.84%          6.57%          7.73%
Load*           -1.30%          5.71%          6.98%


*Reflects 4.00% Sales Charge.

Past performance is not predictive of future results. The investments return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Bond Fund is measured against the Salomon Brothers Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.



--------------------------------------------------------------------------------

AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

As bond prices fell in the wake of rising interest rates throughout the spring and early summer, emphasis was placed on increasing yield, and we found opportunities to do so in the mortgage-backed and corporate sectors. With the increase in rates, refinancings declined, and mortgage-backed securities staged a comeback. Corporate securities also performed well. Anticipating much of this, we gradually decreased our holdings in Treasury securities in favor of corporate bonds and mortgage-backed issues throughout the first half of 1996.

Nevertheless, throughout the year, the fixed-income market was extremely skittish and generally unpredictable. While we caught many of its turns, like most of our peers, we didn't catch every one. As a result, for the year ended August 31, 1996, the Fund posted a total return of 3.41% compared to 4.43% for its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index.

At the period's end, approximately 36.6% of the portfolio's assets were invested in corporate bonds, 12.5% in asset-backed securities, 9.7% in mortgage-backed securities, 4.1% in Treasury securities, 1.5% in taxable municipal bonds, 30.8% in Government agencies and 4.7% in cash equivalents. The average maturity of the portfolio was 4.28 years; the average credit quality of its holdings was AA.+

+The composition of the Fund's holdings is subject to change.

                            INTERMEDIATE BOND FUND

 Value of a $10,000 Investment

                             [GRAPH APPEARS HERE]

                        Intermediate    Intermediate     Lehman
                            Bond            Bond       Brothers Inter. Govt.,
                         (No Load)         (Load)*     Corp., Bond Index
9/28/90                 10,000           9,699          10,000
8/31/91                 11,142          10,807          11,194
8/31/92                 12,525          12,148          12,663
8/31/93                 13,657          13,247          13,825
8/31/94                 13,502          13,096          13,776
8/31/95                 14,422          13,988          15,079
8/31/96                 14,914          14,466          15,747


        Average Annual Total Return

                                     Since
                                   Inception
                 1 Year   5 Year   (9/28/90)
No-Load          3.41%    6.01%      6.97%
Load*            0.29%    5.37%      6.42%

*Reflects 3.00% Maximum Sales Charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.


-------------------------------------------------------------------------------

AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

Despite the uncertain environment, the Fund performed well during the 12 months ended August 31, 1996. Early in the period, approximately 85% of the portfolio's assets were invested in U.S. Government securities. As interest rates rose, however, mortgage-backed and asset-backed securities offered investors very real opportunities to increase yield. Consequently, throughout the spring, we decreased the Fund's exposure in government and agency securities in favor of asset-backed and mortgage-backed securities.

As a result, for the year ended August 31, 1996, the Fund posted a total return of 4.64% (without the sales charge), which fell just short of the return of the benchmark Merrill Lynch U.S. Government/Corporate 1-5 Year Index, which gained 4.95% over the same period.

At the period's end, approximately 26.9% of the portfolio's assets were invested in U.S. Government and agency securities, 12.7% in mortgage-backed securities, 11.7% in asset-backed securities, 10.0% in corporate bonds, 37.2% in Treasuries and 1.5% in cash equivalents. The average maturity of the portfolio was 2.27 years; the average credit quality of its holdings was AAA.+

 +The composition of the Fund's holdings is subject to change.


                            Short-Term Income Fund

Value of a $10,000 Investment

                             [GRAPH APPEARS HERE]

                  SHORT TERM INCOME FUND      SHORT TERM INCOME FUND        Merril Lynch U.S. Govt. Corp. 1-5 yr Index
                        (NO LOAD)                     (LOAD)*
10/19/94                  10,000                       9,804                                     10,000
08/31/95                  10,481                      10,276                                     10,879
08/31/96                  10,967                      10,752                                     11,418


                          AVERAGE ANNUAL TOTAL RETURN


                    Since
                    Inception
           1 YEAR   (10/19/94)
No-Load     4.64%     5.06%
Load*       2.58%     3.95%


*Reflects 2.00% Maximum Sales Charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch U.S. Government/Corporate 1-5 Year Index, an unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.


-------------------------------------------------------------------------------

AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

Lack of supply continued to hamper the municipal markets across the country during the year ended August 31, 1996. Faced with taxpayers who were already heavily burdened, municipal officials were reluctant to float new issues. Refinancings also evaporated as interest rates rose--all of which made it difficult for funds such as ours to adjust maturities quickly.

On a positive note, as talk of flat taxes died out after the primary elections, the interest-rate spreads between taxable and tax-free securities widened once again, causing municipal bonds to outperform taxable securities. Nevertheless, overall, the year was a lackluster one for municipal bond investors. For the 12 months ended August 31, 1996, the Fund generated a total return of 3.68% (without the sales charge) compared to 6.87% for its benchmark, the Lehman Brothers Municipal Bond Index.

MORE PROMISING TIMES AHEAD

Despite the rather dull markets of late, we believe the prospects for the muni markets appear bright long term. Unless there is a radical shift in taxpayer sentiment, supply is unlikely to ease anytime soon. At the same time, however, demand may increase exponentially in the years ahead as baby boomers age and begin to focus on the advantages of tax-free investments for their retirement savings.

As of August 31, 1996, the average maturity of the Fund's holdings was 6.71 years; their average credit quality was AA. Approximately 98% of the Fund's assets were invested in securities issued by municipalities in some 20 states across the country. The remainder of the Fund's assets was held in cash or cash equivalents.+

+The composition of the Fund's holdings is subject to change.

                        INTERMEDIATE TAX-FREE BOND FUND

Value of a $10,000 Investment

                             [GRAPH APPEARS HERE]

                    Intermediate      Intermediate
                      Tax-Free          Tax-Free        Lehman Brothers
                     (No Load)           (Load)*        Municipal Bond Index
5/29/92                 10,000             9,699            10,000
8/31/92                 10,314            10,004            10,347
8/31/93                 11,506            11,160            11,636
8/31/94                 11,709            11,357            11,652
8/31/95                 12,601            12,222            12,685
8/31/96                 13,065            12,673            13,556


        Average Annual Total Return

                              Since
                            Inception
                 1 Year     (5/29/92)
No-Load          3.68%        6.47%
Load*            0.58%        5.71%

*Reflects 3.00% Maximum Sales Charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index which is considered to be representative of the performance of the municipal bond market at a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.


-------------------------------------------------------------------------------

AMERICAN PERFORMANCE MONEY MARKET FUNDS*

THE U.S. TREASURY FUND
Security selection and the maturity structure of the portfolio were the keys to the Fund's strong performance during the 12 months ended August 31, 1996. As interest rates fell in the last half of 1995, assets were invested primarily in overnight securities in an effort to help maximize yield and maintain the Fund's flexibility. Consequently, as the economy picked up steam in the spring and summer, the Fund was well positioned to capitalize on opportunities that arose as rates moved higher.


In the months ahead, we expect to see the economy slow and interest rates begin to decline. Consequently, no major changes are anticipated in the Fund's allocation or maturity structure. We will continue to focus on maintaining the Fund's flexibility, as well as seeking out opportunities to increase yield.

THE CASH MANAGEMENT FUND
With expectations of modest economic growth early in the year, interest rates moved lower but surged in the second quarter as the economy soared past the Fed's non-inflationary growth target of 2.5% and hit 4.2%. Anticipating this turn of events, we moved to shorten maturities throughout the spring. Moreover, as the Federal Reserve Board moved to a more neutral-restrictive posture, we focused on securities of stable or improving credit in an effort to increase yield. As a result, we're pleased to report that for the year ended August 31, 1996, the Fund posted strong returns and was ranked in the top 30% of funds of this kind by Lipper Analytical Services, placing 86th out of 287 in the Money Market Instrument Funds category for the 12 months ended August 31, 1996/1/.

As of that date, the Fund's assets were invested primarily in variable-rate securities. In the months ahead, we do not anticipate making any major changes in the Fund's allocation or maturity structure.

--------
*Investments in money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Funds will be able to maintain a stable NAV of $1.00 per share.

/1/The ranking is based on total returns. Past performance is no guarantee of future results. The returns and rankings may reflect a waiver of a portion of the Funds' advisory or administrative fees. In such instances, and without waiver of fees, the returns and the rankings would have been lower.

Certain fees of the Funds are currently being waived, resulting in higher returns than would occur if full fees were charged. The American Performance Funds are distributed by BISYS Fund Services.


SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANCOKLAHOMA TRUST COMPANY, ITS AFFILIATES OR THE DISTRIBUTOR, NOR ARE THEY INSURED BY THE FDIC OR ANY OTHER AGENCY.

For more information on any of the Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a prospectus, which you should read carefully before investing or sending money.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                          Independent Auditors' Report
                                    Page 17

                      Statements of Assets and Liabilities
                                    Page 18

                            Statements of Operations
                                    Page 20

                      Statements of Changes in Net Assets
                                    Page 22

                       Schedules of Portfolio Investments
                                    Page 27

                         Notes to Financial Statements
                                    Page 47

                              Financial Highlights
                                    Page 53

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
 of the American Performance Funds:

We have audited the accompanying statements of assets and liabilities of the American Performance Funds--Cash Management Fund, U.S. Treasury Fund, Bond Fund, Intermediate Bond Fund, Equity Fund, Aggressive Growth Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund and Balanced Fund, including the schedules of portfolio investments, as of August 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the American Performance Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of August 31, 1996 by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the American Performance Funds at August 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


/s/ KPMG PEAT MARWICK LLP
Columbus, Ohio
October 18, 1996

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996

                              CASH            U.S.                     INTERMEDIATE
                           MANAGEMENT       TREASURY         BOND          BOND
                              FUND            FUND           FUND          FUND
                          ------------    ------------    -----------  ------------
ASSETS:
 Investments at value,
   (Amortized cost
   $375,375,424;
   $74,810,750; cost
   $33,047,018;
   $65,882,926
   respectively)........  $375,375,424    $ 74,810,750    $32,508,994  $64,850,294
 Repurchase agreements,
 at cost................            --     143,547,141             --           --
                          ------------    ------------    -----------  -----------
 Total Investments......   375,375,424     218,357,891     32,508,994   64,850,294
 Interest receivable....     2,294,687          41,532        503,362      647,004
 Prepaid and other ex-
 penses.................            --              35             89          106
                          ------------    ------------    -----------  -----------
    Total Assets........   377,670,111     218,399,458     33,012,445   65,497,404
                          ------------    ------------    -----------  -----------
LIABILITIES:
 Dividends payable......     1,638,864         857,252        176,827      311,698
 Capital gains payable..         2,631              --             --           --
 Payable to brokers for
 investments purchased..            --              --             --    1,991,810
 Payable for capital
 shares redeemed........            --              --             --       31,639
 Accrued expenses and
 other payables:
  Investment advisory
  fees..................       133,144          75,092         10,036       18,628
  Administration fees...        16,627           9,711          1,445        2,775
  12b-1 fees............            --              --          7,169       13,306
  Custodian, accounting
  and transfer agent
  fees..................        30,486          17,097          3,231        6,908
  Audit and legal fees..        33,423          22,774          3,833       12,878
  Other.................        17,442          11,119          3,215       19,956
                          ------------    ------------    -----------  -----------
    Total Liabilities...     1,872,617         993,045        205,756    2,409,598
                          ------------    ------------    -----------  -----------
NET ASSETS:
 Capital................   375,797,212     217,406,283     34,168,406   64,949,581
 Undistributed (distri-
 butions in excess of)
  net investment
  income................            --              --          7,424        6,635
 Net unrealized appreci-
 ation (depreciation)
  on investments........            --              --       (538,024)  (1,032,632)
 Accumulated undistrib-
   uted net realized gains
  (losses) on investment
   transactions..........          282             130       (831,117)    (835,778)
                          ------------    ------------    -----------  -----------
    Net Assets..........  $375,797,494    $217,406,413    $32,806,689  $63,087,806
                          ============    ============    ===========  ===========
 Outstanding units of
 beneficial interest
 (shares)...............   375,797,212     217,406,387      3,648,782    6,305,377
                          ============    ============    ===========  ===========
 Net asset value--re-
 demption price per
 share..................  $       1.00    $       1.00    $      8.99  $     10.01
                          ============    ============    ===========  ===========
 Maximum Sales Charge...            --              --           4.00%        3.00%
                          ============    ============    ===========  ===========
 Maximum Offering Price
   (100%/(100%-Maximum
   Sales Charge) of net
   asset value adjusted
   to nearest cent) per
   share................  $       1.00(a) $       1.00(a) $      9.36  $     10.32
                          ============    ============    ===========  ===========

(a)Offering price and redemption price are the same for the Cash Management Fund and the U.S. Treasury Fund.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996

                                                    INTERMEDIATE
                                       AGGRESSIVE     TAX-FREE    SHORT-TERM
                            EQUITY       GROWTH         BOND        INCOME      BALANCED
                             FUND         FUND          FUND         FUND         FUND
                          -----------  -----------  ------------  -----------  -----------
ASSETS:
 Investments, at value
(Cost $70,120,625;
  $31,248,219;
$30,209,441;
$14,492,428,   and
$21,421,361 respective-
ly).....................  $86,523,244  $43,327,902  $30,732,113   $14,321,364  $22,664,060
 Interest and dividends
 receivable.............      180,130       21,176      451,578       161,256      122,008
 Receivable for capital
 shares issued..........           --        7,200           --            --           --
 Unamortized organiza-
 tion costs.............           --           --           --         1,279        8,912
 Prepaid and other ex-
 penses.................          280          237          472         1,430           --
                          -----------  -----------  -----------   -----------  -----------
    Total Assets........   86,703,654   43,356,515   31,184,163    14,485,329   22,794,980
                          -----------  -----------  -----------   -----------  -----------
LIABILITIES:
 Dividends payable......      267,323           --      123,919        73,725      190,629
 Payable to brokers for
 investments purchased..           --       33,000           --            --        3,000
 Accrued expenses and
 other payables:
  Investment advisory
   fees.................       36,717       18,037        9,383            --           --
  Administration fees...        3,837        1,897        1,361           633        1,011
  12b-1 fees............       18,359        9,019           --            --           --
  Custodian, accounting
   and transfer
   agent fees...........        7,457        6,074        4,985         2,217        1,089
  Audit and legal fees..       10,008        4,951        3,773         3,743        3,622
  Other.................        7,895        5,846        4,299         5,628        3,200
                          -----------  -----------  -----------   -----------  -----------
    Total Liabilities...      351,596       78,824      147,720        85,946      202,551
                          -----------  -----------  -----------   -----------  -----------
NET ASSETS:
 Capital................   63,572,169   32,725,757   30,551,182    14,582,467   20,895,740
 Undistributed (distri-
  butions in excess of)
  net
  investment income.....       (3,935)    (311,765)      12,585         2,085        2,362
 Net unrealized appreci-
  ation (depreciation)
  on investments........   16,402,619   12,079,683      522,672      (171,064)   1,242,699
 Accumulated undistrib-
  uted net realized gains
  (losses) on investment
  transactions..........    6,381,205   (1,215,984)     (49,996)      (14,105)     451,628
                          -----------  -----------  -----------   -----------  -----------
    Net Assets..........  $86,352,058  $43,277,691  $31,036,443   $14,399,383  $22,592,429
                          ===========  ===========  ===========   ===========  ===========
 Outstanding units of
  beneficial interest
  (shares)..............    6,289,664    2,655,987    2,935,146     1,470,128    2,002,657
                          ===========  ===========  ===========   ===========  ===========
 Net asset value--re-
  demption price per
  share.................  $     13.73  $     16.29  $     10.57   $      9.79  $     11.28
                          ===========  ===========  ===========   ===========  ===========
 Maximum Sales Charge...         4.00%        4.00%        3.00%         2.00%        4.00%
                          ===========  ===========  ===========   ===========  ===========
 Maximum Offering Price
  (100%/(100%-  Maximum
  Sales Charge) of net as-
  set value   adjusted to
  nearest cent) per
  share.................  $     14.30  $     16.97  $     10.90   $      9.99  $     11.75
                          ===========  ===========  ===========   ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1996

                                CASH         U.S.                   INTERMEDIATE
                             MANAGEMENT    TREASURY       BOND          BOND
                                FUND         FUND         FUND          FUND
                             -----------  -----------  -----------  ------------
INVESTMENT INCOME:
 Interest income...........  $18,978,452  $10,976,579  $ 2,543,533  $ 4,348,400
 Dividend income from
 affiliates................           --           --       60,059       71,757
                             -----------  -----------  -----------  -----------
    Total Income...........   18,978,452   10,976,579    2,603,592    4,420,157
                             -----------  -----------  -----------  -----------
EXPENSES:
 Investment advisory fees..    1,328,786      801,240      203,382      358,021
 Administration fees.......      664,393      400,620       73,981      130,250
 12b-1 fees................      830,500      500,780       92,476      162,813
 Custodian and accounting
 fees......................      177,309      115,155       26,870       45,603
 Legal and audit fees......       52,349       36,774        9,006       13,556
 Trustees' fees and
 expenses..................       10,680        7,356        1,480        2,506
 Transfer agent fees.......       75,663       44,487       11,514       21,171
 Registration and filing
 fees......................        7,453       10,130        2,793        3,963
 Printing costs............       23,438       55,768        4,903        8,133
 Other.....................        8,417        8,262        1,560        3,206
                             -----------  -----------  -----------  -----------
    Total Expenses.........    3,178,988    1,980,572      427,965      749,222
                             -----------  -----------  -----------  -----------
 Expenses voluntarily
 reduced...................     (830,500)    (500,780)     (73,915)    (130,084)
                             -----------  -----------  -----------  -----------
    Net Expenses...........    2,348,488    1,479,792      354,050      619,138
                             -----------  -----------  -----------  -----------
 Net Investment Income.....   16,629,964    9,496,787    2,249,542    3,801,019
                             -----------  -----------  -----------  -----------
REALIZED/UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains (loss-
 es) on investment transac-
 tions.....................        4,936        2,588     (138,651)       2,959
 Change in unrealized ap-
  preciation (depreciation)
  on investments...........           --           --   (1,023,947)  (1,503,165)
                             -----------  -----------  -----------  -----------
 Net realized/unrealized
 gains (losses) on invest-
 ments.....................        4,936        2,588   (1,162,598)  (1,500,206)
                             -----------  -----------  -----------  -----------
Change in net assets re-
 sulting from operations...  $16,634,900  $ 9,499,375  $ 1,086,944  $ 2,300,813
                             ===========  ===========  ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1996

                                                   INTERMEDIATE  SHORT-
                                       AGGRESSIVE    TAX-FREE     TERM
                            EQUITY       GROWTH        BOND      INCOME     BALANCED
                             FUND         FUND         FUND       FUND        FUND
                          -----------  ----------  ------------ ---------  ----------
INVESTMENT INCOME:
 Interest income........  $        --  $ 117,794    $1,515,748  $ 729,053  $  464,148
 Dividend income........    1,817,716     43,677            --         --     207,903
 Dividend income from
 affiliates.............      148,143    146,285        26,680     25,652      65,063
 Other income...........       14,158         --            --         --          --
                          -----------  ---------    ----------  ---------  ----------
    Total Income........    1,980,017    307,756     1,542,428    754,705     737,114
                          -----------  ---------    ----------  ---------  ----------
EXPENSES:
 Investment advisory
 fees...................      562,323    279,682       159,189     65,313     149,330
 Administration fees....      162,936     81,038        57,869     23,727      40,306
 12b-1 fees.............      203,670    101,297        72,358     29,688      50,449
 Custodian and account-
 ing fees...............       52,057     25,409        27,328      7,887      16,056
 Legal and audit fees...       15,592      8,256         5,542      3,960       4,734
 Organization costs.....           --         --            --      9,676      11,872
 Trustees' fees and
 expenses...............        3,120      1,656         1,114        366         724
 Transfer agent fees....       22,991     18,874        17,815        473       4,929
 Registration and filing
 fees...................        2,744      3,122         2,113      4,378       2,370
 Printing costs.........        7,110      4,094         3,935        932       2,050
 Other..................        3,266      1,560         1,253        550         110
                          -----------  ---------    ----------  ---------  ----------
    Total Expenses......    1,035,809    524,988       348,516    146,950     282,930
                          -----------  ---------    ----------  ---------  ----------
 Expenses voluntarily
 reduced................     (154,982)   (77,088)     (130,274)   (98,563)   (205,833)
                          -----------  ---------    ----------  ---------  ----------
    Net Expenses........      880,827    447,900       218,242     48,387      77,097
                          -----------  ---------    ----------  ---------  ----------
 Net Investment Income
 (loss).................    1,099,190   (140,144)    1,324,186    706,318     660,017
                          -----------  ---------    ----------  ---------  ----------
REALIZED/UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
 Net realized gains on
 investment transac-
 tions..................    7,922,697    902,632       126,926     17,326     675,617
 Change in unrealized
appreciation (deprecia-
tion)   on investments..    4,300,120   (341,433)     (356,637)  (219,607)    535,215
                          -----------  ---------    ----------  ---------  ----------
 Net realized/unrealized
  gains (losses) on
  investments...........   12,222,817    561,199      (229,711)  (202,281)  1,210,832
                          -----------  ---------    ----------  ---------  ----------
Change in net assets
 resulting from opera-
 tions..................  $13,322,007  $ 421,055    $1,094,475  $ 504,037  $1,870,849
                          ===========  =========    ==========  =========  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                       CASH MANAGEMENT FUND           U.S. TREASURY FUND
                                    ----------------------------  ----------------------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                        1996           1995           1996           1995
                                    -------------  -------------  -------------  -------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income.........    $  16,629,964  $  10,758,462  $   9,496,787  $   9,269,376
  Net realized gains on
  investment transactions.......            4,936         18,203          2,588          1,878
                                    -------------  -------------  -------------  -------------
 Change in net assets
 resulting from opera-
 tions..........................       16,634,900     10,776,665      9,499,375      9,271,254
                                    -------------  -------------  -------------  -------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income.......................      (16,629,964)   (10,758,462)    (9,496,787)    (9,269,376)
  From net realized
   gains........................           (4,771)       (18,093)        (2,588)        (1,860)
  In excess of net real-
   ized gains...................               --             --           (130)            --
                                    -------------  -------------  -------------  -------------
 Change in net assets
 from shareholder
 distributions..................      (16,634,735)   (10,776,555)    (9,499,505)    (9,271,236)
                                    -------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
issued..........................      943,474,078    480,782,449    439,883,580    553,548,126
  Dividends reinvested..........           47,735         50,703         26,913         60,736
  Cost of shares
   redeemed.....................     (762,531,473)  (481,516,467)  (409,510,632)  (532,055,574)
                                    -------------  -------------  -------------  -------------
 Change in net assets
 from share transac-
 tions..........................      180,990,340       (683,315)    30,399,861     21,653,288
                                    -------------  -------------  -------------  -------------
 Change in net assets...........      180,990,505       (683,205)    30,399,731     21,653,306
NET ASSETS:
  Beginning of period...........      194,806,989    195,490,194    187,006,682    165,353,376
                                    -------------  -------------  -------------  -------------
  End of period.................    $ 375,797,494  $ 194,806,989  $ 217,406,413  $ 187,006,682
                                    =============  =============  =============  =============
SHARE TRANSACTIONS:
  Issued........................      943,474,078    480,782,449    439,883,580    553,648,126
  Reinvested....................           47,735         50,703         26,913         60,736
  Redeemed......................     (762,531,473)  (481,516,467)  (409,510,632)  (532,055,574)
                                    -------------  -------------  -------------  -------------
 Change in shares...............      180,990,340       (683,315)    30,399,861     21,653,288
                                    =============  =============  =============  =============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                           BOND FUND            INTERMEDIATE BOND FUND
                                    -------------------------  --------------------------
                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                       1996          1995          1996          1995
                                    -----------  ------------  ------------  ------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income............ $ 2,249,542  $  2,092,728  $  3,801,019  $  4,619,424
  Net realized gains
   (losses) on investment
   transactions....................     (138,651)     (381,851)        2,959      (672,657)
  Net change in
   unrealized appreciation
   (depreciation) on
   investments.....................   (1,023,947)      784,355    (1,503,165)      887,285
                                    -----------  ------------  ------------  ------------
 Change in net assets
  resulting from opera-
  tions............................    1,086,944     2,495,232     2,300,813     4,834,052
                                    -----------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income..........................   (2,241,663)   (2,092,728)   (3,801,091)   (4,619,424)
  In excess of net real-
   ized gains......................           --      (821,392)           --      (231,121)
  Return of capital................      (7,879)           --            --            --
                                    -----------  ------------  ------------  ------------
 Change in net assets
  from shareholder distri-
  butions..........................   (2,249,542)   (2,914,120)   (3,801,019)   (4,850,545)
                                    -----------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued..........................    8,439,328    13,067,370    11,734,840     9,969,929
  Dividends reinvested.............   1,656,562     2,644,377     1,824,959     2,613,677
  Cost of shares
   redeemed........................ (13,419,791)  (16,256,403)  (23,366,575)  (22,316,730)
                                    -----------  ------------  ------------  ------------
 Change in net assets
  from share transactions..........    (3,323,901)     (544,656)   (9,806,776)   (9,733,124)
                                    -----------  ------------  ------------  ------------
 Change in net assets..............  (4,486,499)     (963,544)  (11,306,982)   (9,749,617)
NET ASSETS:
  Beginning of period..............  37,293,188    38,256,732    74,394,788    84,144,405
                                    -----------  ------------  ------------  ------------
  End of period.................... $32,806,689  $ 37,293,188  $ 63,087,806  $ 74,394,788
                                    ===========  ============  ============  ============
SHARE TRANSACTIONS:
  Issued...........................     910,369     1,424,476     1,150,312       990,022
  Reinvested.......................     177,989       293,503       178,100       259,350
  Redeemed.........................  (1,454,954)   (1,790,949)   (2,275,525)   (2,218,605)
                                    -----------  ------------  ------------  ------------
 Change in shares..................    (366,596)      (72,970)     (947,113)     (969,233)
                                    ===========  ============  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                          EQUITY FUND           AGGRESSIVE GROWTH FUND
                                   --------------------------  -------------------------
                                    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                    AUGUST 31,    AUGUST 31,   AUGUST 31,    AUGUST 31,
                                       1996          1995         1996          1995
                                   ------------  ------------  -----------  ------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:

  Net investment income
   (loss)........................     $  1,099,190  $  1,237,933  $  (140,144) $   (160,698)
  Net realized gains on
   investment transactions.......        7,922,697     2,417,383      902,632       232,614
  Net change in
   unrealized appreciation
   (depreciation)
   on investments................     4,300,120     8,433,969     (341,433)    8,906,465
                                   ------------  ------------  -----------  ------------
 Change in net assets
  resulting from opera-
  tions..........................      13,322,007    12,089,285      421,055     8,978,381
                                   ------------  ------------  -----------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income........................    (1,099,190)   (1,228,736)          --            --
  In excess of net
   investment income.............       (13,132)           --           --            --
  From net realized
   gains.........................    (3,660,781)   (2,417,383)    (660,090)           --
  In excess of net real-
   ized gains....................            --    (5,706,896)          --            --
                                   ------------  ------------  -----------  ------------
 Change in net assets
  from shareholder distri-
  butions........................    (4,773,103)   (9,353,015)    (660,090)           --
                                   ------------  ------------  -----------  ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued........................    14,184,214    22,157,455   14,359,199    14,327,891
  Dividends reinvested...........     4,255,911     8,862,971      656,962
  Cost of shares
   redeemed......................   (17,034,652)  (41,976,682)  (9,507,747)  (10,072,860)
                                   ------------  ------------  -----------  ------------
 Change in net assets
  from share transactions........    (1,405,473)  (10,956,256)   5,508,414     4,255,031
                                   ------------  ------------  -----------  ------------
 Change in net assets............     9,954,377    (8,219,986)   5,269,379    13,233,412
NET ASSETS:
  Beginning of period............    76,397,681    84,617,667   38,008,312    24,774,900
                                   ------------  ------------  -----------  ------------
  End of period..................  $ 86,352,058  $ 76,397,681  $43,277,691  $ 38,008,312
                                   ============  ============  ===========  ============
SHARE TRANSACTIONS:
  Issued.........................     1,049,725     2,041,952      858,255     1,062,740
  Reinvested.....................       330,316       883,043       43,278            --
  Redeemed.......................    (1,288,822)   (3,868,445)    (575,883)     (798,411)
                                   ------------  ------------  -----------  ------------
 Change in shares................        91,219      (943,450)     325,650       264,329
                                   ============  ============  ===========  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                            INTERMEDIATE
                                              TAX-FREE                 SHORT-TERM
                                              BOND FUND                INCOME FUND
                                       ------------------------  ------------------------
                                                                              OCTOBER 19,
                                       YEAR ENDED   YEAR ENDED   YEAR ENDED     1994 TO
                                       AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                                          1996         1995         1996       1995 (A)
                                       -----------  -----------  -----------  -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............    $ 1,324,186  $ 1,387,784  $   706,318  $   615,202
  Net realized gains
   (losses) on investment
   transactions....................        126,926     (155,650)      17,326       (5,632)
  Net change in unrealized
   appreciation (depreciation)
   on investments..................       (356,637)     662,119     (219,607)      48,543
                                       -----------  -----------  -----------  -----------
 Change in net assets
  resulting from operations........      1,094,475    1,894,253      504,037      658,113
                                       -----------  -----------  -----------  -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment
   income..........................     (1,324,186)  (1,387,784)    (706,318)    (615,202)
  From net realized gains..........             --           --      (17,326)          --
  In excess of net realized
   gains...........................             --           --       (6,388)          --
                                       -----------  -----------  -----------  -----------
 Change in net assets from
  shareholder distributions........     (1,324,186)  (1,387,784)    (730,032)    (615,202)
                                       -----------  -----------  -----------  -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued..........................     10,599,186    5,458,181    6,885,605   18,829,185
  Dividends reinvested.............        263,588      277,935      309,680      178,607
  Cost of shares redeemed..........     (7,710,967)  (8,225,269)  (2,798,266)  (8,822,344)
                                       -----------  -----------  -----------  -----------
 Change in net assets from
  share transactions...............      3,151,807   (2,489,153)   4,397,019   10,185,448
                                       -----------  -----------  -----------  -----------
 Change in net assets..............      2,922,096   (1,982,684)   4,171,024   10,228,359
NET ASSETS:
  Beginning of period..............     28,114,347   30,097,031   10,228,359           --
                                       -----------  -----------  -----------  -----------
  End of period....................    $31,036,443  $28,114,347  $14,399,383  $10,228,359
                                       ===========  ===========  ===========  ===========
SHARE TRANSACTIONS:
  Issued...........................        993,632      533,365      693,519    1,897,482
  Reinvested.......................         24,687       27,117       31,150       17,998
  Redeemed.........................       (719,169)    (812,547)    (282,145)    (887,876)
                                       -----------  -----------  -----------  -----------
 Change in shares..................        299,150     (252,065)     442,524    1,027,604
                                       ===========  ===========  ===========  ===========

----------
(a)Period from commencement of operations.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            BALANCED FUND
                                                       ------------------------
                                                                      JUNE 1,
                                                       YEAR ENDED     1995 TO
                                                       AUGUST 31,   AUGUST 31,
                                                          1996       1995 (A)
                                                       -----------  -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..............................  $   660,017  $    94,263
  Net realized gains (losses) on investment transac-
    tions............................................      675,617       (7,047)
  Net change in unrealized appreciation on invest-
    ments............................................      535,215      707,484
                                                       -----------  -----------
 Change in net assets resulting from operations......    1,870,849      794,700
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.........................     (658,319)     (93,764)
  From net realized gains............................     (216,777)          --
                                                       -----------  -----------
 Change in net assets from shareholder distributions.     (875,096)     (93,764)
                                                       -----------  -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued........................    9,567,734   12,216,424
  Dividends reinvested...............................      777,333           --
  Cost of shares redeemed............................   (1,590,246)     (75,505)
                                                       -----------  -----------
 Change in net assets from share transactions........    8,754,821   12,140,919
                                                       -----------  -----------
 Change in net assets................................    9,750,574   12,841,855
NET ASSETS:
  Beginning of period................................   12,841,855           --
                                                       -----------  -----------
  End of period......................................  $22,592,429  $12,841,855
                                                       ===========  ===========
SHARE TRANSACTIONS:
  Issued.............................................      863,012    1,216,749
  Reinvested.........................................       69,985           --
  Redeemed...........................................     (139,704)      (7,385)
                                                       -----------  -----------
 Change in shares....................................      793,293    1,209,364
                                                       ===========  ===========

----------
(a)Period from commencement of operations.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
CASH MANAGEMENT FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1996

  PRINCIPAL                      SECURITY                       AMORTIZED
   AMOUNT                      DESCRIPTION                         COST
 ----------- -----------------------------------------------   ------------
 BANKERS ACCEPTANCES (2.7%):
 $10,100,000 Bank of Tokyo, Mitsubishi, 5.38%, 10/8/96......   $ 10,044,464
                                                               ------------
  Total Bankers Acceptances                                      10,044,464
                                                               ------------
 CERTIFICATES OF DEPOSIT (25.8%):
 Yankee Certificates of Deposit (25.8%):
   7,000,000 Banca CRT, 5.54%*, 3/10/97.....................      7,000,000
  12,000,000 Banca CRT, 5.68%*, 7/18/97.....................     12,000,000
  20,000,000 IBJ, 5.54%*, 8/5/97............................     20,000,000
  20,000,000 Norinchukin Bank, 5.51%, 12/6/96...............     20,000,000
   8,000,000 Postipankki, Ltd., 5.56%*, 12/30/96............      8,000,000
  10,000,000 Postipankki, Ltd., 5.50%, 6/6/97...............     10,000,000
   7,000,000 Sanwa, New York, 5.61%, 11/14/96...............      7,000,000
  13,000,000 Sanwa, New York, 5.57%*, 2/6/97................     13,000,000
                                                               ------------
  Total Certificates of Deposit                                  97,000,000
                                                               ------------
 COMMERCIAL PAPER (10.3%):
 Business Credit (5.0%):
  19,000,000 Finova Capital Corp., 5.44%, 11/18/96..........     18,778,935
                                                               ------------
 Personal Credit (5.3%):
  20,000,000 Aristar, Inc., 5.42%, 11/15/96.................     19,777,083
                                                               ------------
  Total Commercial Paper                                         38,556,018
                                                               ------------
 MEDIUM TERM NOTES (37.8%):
 Automotive (9.8%):
   6,000,000 American Honda Finance Corp., 5.63%*, 1/27/97..      5,999,274
   5,000,000 American Honda Finance Corp., 5.50%*, 2/7/97...      4,999,245
  10,000,000 American Honda Finance Corp., 5.58%*, 2/7/97...     10,000,000
  16,000,000 General Motors Acceptance Corp., 5.50%*,
              2/23/97.......................................     16,000,000
                                                               ------------
                                                                 36,998,519
                                                               ------------
 Banking (11.2%):
  16,000,000 Bank of Boston Corp., 5.65%*, 1/24/97..........     16,000,000
   7,000,000 Banponce Corp., 5.68%*, 12/18/96...............      7,000,000


  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ----------- ---------------------------------------------------   ------------
 MEDIUM TERM NOTES, CONTINUED:
 Banking, continued:
 $10,000,000 Banponce Corp., 5.25%*, 3/19/97....................   $ 10,000,000
   9,000,000 First Boston, Inc., 5.54%*, 2/11/97................      9,000,000
                                                                   ------------
                                                                     42,000,000
                                                                   ------------
 Business Credit (4.8%):
  18,000,000 Sanwa Business Credit Corp., 5.57%*, 3/4/97........     17,994,290
                                                                   ------------
 Financial Services (10.4%):
  20,000,000 Bear Stearns Cos., Inc., 5.69%*, 1/17/97...........     20,000,000
  19,000,000 Merrill Lynch & Co., Inc., 5.67%*, 1/14/97.........     18,998,560
                                                                   ------------
                                                                     38,998,560
                                                                   ------------
 Security Brokers & Dealers (1.6%):
   6,000,000 Paine Webber Group, Inc., 6.01%*, 2/12/97..........      6,008,507
                                                                   ------------
  Total Medium Term Notes                                           141,999,876
                                                                   ------------
 TIME DEPOSITS (3.9%):
 Banking (3.9%):
   7,775,066 Skandinaviska Enskilda Banken, 5.25%, 9/3/96.......      7,775,066
   7,000,000 Sumitomo Bank, 5.31%, 9/3/96.......................      7,000,000
                                                                   ------------
  Total Time Deposits                                                14,775,066
                                                                   ------------
 VARIABLE RATE NOTES (19.4%):
 Financial Services (5.0%):
   9,000,000 Heller Financial, Inc., 5.58%*, 9/30/96............      9,000,000
   6,000,000 Heller Financial, Inc., 5.58%*, 12/30/96...........      6,000,000
   4,000,000 Heller Financial, Inc., 5.71%*, 12/30/96...........      4,000,000
                                                                   ------------
                                                                     19,000,000
                                                                   ------------
 Life Insurance (5.3%):
  20,000,000 Jackson National Life Insurance Co., 5.52%*,
              9/2/97............................................     20,000,000
                                                                   ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
CASH MANAGEMENT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1996

  PRINCIPAL            SECURITY             AMORTIZED
   AMOUNT            DESCRIPTION               COST
 ----------- ---------------------------   ------------
 VARIABLE RATE NOTES, CONTINUED:
 Security Brokers & Dealers (9.1%):
 $17,000,000 Goldman Sachs Group LP,
              5.54%*, 4/4/97............   $ 17,000,000
   8,000,000 Lehman Brothers, 5.65%*,
              11/29/96..................      8,000,000
   9,000,000 Lehman Brothers, 5.64%*,
              5/30/97...................      9,000,000
                                           ------------
                                             34,000,000
                                           ------------
  Total Variable Rate Notes                  73,000,000
                                           ------------
  Total (Cost--$375,375,424)(a)            $375,375,424
                                           ============

----------
Percentages indicated are based on net assets of $375,797,494.
(a) Cost for federal income tax and financial reporting purposes are the same.
 * Variable rate investments. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at August 31, 1996.

                       See notes to financial statements

AMERICAN PERFORMANCE FUNDS
U.S. TREASURY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1996

  PRINCIPAL           SECURITY            AMORTIZED
   AMOUNT           DESCRIPTION              COST
 ----------- -------------------------   ------------
 U.S. TREASURY BILLS (34.4%):
 $75,000,000 5.06%, 9/19/96...........   $ 74,810,750
                                         ------------
  Total U.S. Treasury Bills                74,810,750
                                         ------------
  Total Investments, at value              74,810,750
                                         ------------
 REPURCHASE AGREEMENTS (66.0%):
  10,000,000 Bear Stearns, 5.20%,
              9/3/96 (Collateralized
              by $10,118,867 U.S.
              Treasury Notes, 5.13%,
              12/1/98, market value
              $10,207,005)..............   10,000,000
  10,000,000 Dean Witter, 5.18%,
              9/3/96 (Collateralized
              by $10,113,963 U.S.
              Treasury Notes, 5.63%,
              6/1/97, market value
              $10,228,630)..............   10,000,000
  10,000,000 Deutsche Bank, 5.18%,
              9/3/96 (Collateralized
              by $9,948,291 U.S.
              Treasury Notes, 5.50%,
              2/1/99, market value
              $10,225,625)..............   10,000,000
   8,547,141 Merrill Lynch, 5.15%,
              9/3/96 (Collateralized
              by $8,650,036 U.S.
              Treasury Notes, 8.25%,
              7/1/98, market value
              $8,736,197).............      8,547,141

  PRINCIPAL           SECURITY             AMORTIZED
   AMOUNT            DESCRIPTION              COST
 ----------- --------------------------   ------------
 REPURCHASE AGREEMENTS, CONTINUED:
 $10,000,000 Morgan Stanley, 5.20%,
              9/3/96 (Collateralized by
              $9,979,336 U.S. Treasury
              Notes, 10.00%, 5/15/10,
              market value $10,222,848).. $ 10,000,000
  45,000,000 Nomura Securities, 5.21%,
              9/3/96 (Collateralized by
              $45,033,159 U.S. Treasury
              Notes, 5.50%-9.50%,
              4/1/00-5/1/18, market
              value $45,984,979)..........  45,000,000
  50,000,000 Sanwa Bank, 5.23%, 9/3/96
              (Collateralized by
              $50,893,034 U.S. Treasury
              Notes, 8.50%, 2/1/20,
              market value
              $51,048,304).............     50,000,000
                                          ------------
 Total Repurchase Agreements               143,547,141
                                          ------------
 Total (Cost--$218,357,891)(a)            $218,357,891
                                          ============

----------
Percentages indicated are based on net assets of $217,406,387.
(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1996

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 ASSET BACKED SECURITIES (4.7%):
 $ 333,333 Chase Credit Card, 8.75%, 8/15/99.......................   $  334,633
 1,200,000 General Electric Capital Mortgage, 7.30%, 3/25/12.......    1,203,384
                                                                      ----------
  Total Asset Backed Securities                                        1,538,017
                                                                      ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (10.4%):
 2,000,000 Federal National Mortgage Assoc., 6.00%, 10/25/16.......    1,949,840
 1,433,130 Merrill Lynch Trust, 9.10%, 9/20/14.....................    1,462,710
                                                                      ----------
  Total Collateralized Mortgage Obligations                            3,412,550
                                                                      ----------
 CORPORATE BONDS (46.0%):
 Automotive (4.7%):
 1,050,000 Ford Motor Co., 7.75%, 3/15/05..........................    1,056,563
   500,000 General Motors Corp., 7.70%, 4/15/16....................      483,750
                                                                      ----------
                                                                       1,540,313
                                                                      ----------
 Banking (4.4%):
 1,500,000 BankAmerica Corp., 7.13%, 5/12/05.......................    1,455,000
                                                                      ----------
 Brokerage Services (5.5%):
 1,000,000 Merrill Lynch & Co., 8.00%, 2/1/02......................    1,027,500
   800,000 Smith Barney Holdings, 6.88%, 6/15/05...................      763,000
                                                                      ----------
                                                                       1,790,500
                                                                      ----------
 Computers (1.5%):
   500,000 IBM Corp., 6.38%, 6/15/00...............................      490,000
                                                                      ----------
 Financial Services (10.2%):
 1,000,000 Associates Corp., 7.50%, 4/15/02........................    1,010,000
 1,000,000 CNA Financial Corp., 7.25%, 11/15/23....................      890,000
   500,000 General Electric Capital Corp., 7.50%, 6/15/09..........      502,500
 1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02.........      962,500
                                                                      ----------
                                                                       3,365,000
                                                                      ----------
 Leasing (6.1%):
 1,000,000 Hertz Corp., 7.38%, 6/15/01.............................    1,006,250
 1,000,000 International Lease Finance, 6.50%, 8/15/99.............      990,000
                                                                      ----------
                                                                       1,996,250
                                                                      ----------
 Office Equipment & Services (3.2%):
 1,000,000 Xerox Corp., 8.13%, 4/15/02.............................    1,042,500
                                                                      ----------

   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Retail Stores (3.0%):
 $1,000,000 May Department Stores, 8.38%, 10/1/22, Callable
             10/1/02 @ 104.......................................   $   991,250
                                                                    -----------
 Telecommunications (7.4%):
  1,000,000 Alltel Corp., 3/15/16................................       917,500
  1,500,000 MCI Communications Corp., 7.13%, 1/20/00.............     1,500,000
                                                                    -----------
  Total Corporate Bonds                                              15,088,313
                                                                    -----------
 MEDIUM TERM NOTES (3.1%):
  1,000,000 Beneficial Corp., 7.75%, 3/1/99......................     1,025,000
                                                                    -----------
  Total Medium Term Notes                                             1,025,000
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (31.3%):
 Federal Home Loan Bank:
  2,000,000 8.00%, 9/11/01.......................................     2,086,880
     60,000 7.36%, 7/1/04........................................        60,697
 Federal Home Loan Mortgage Corp.:
    459,914 6.00%, 7/1/99........................................       452,872
  1,345,973 6.50%, 2/1/00........................................     1,331,746
 Federal National Mortgage Assoc.:
     34,767 6.50%, 9/1/02........................................        34,055
    465,178 6.50%, 12/1/02.......................................       455,498
    192,180 6.50%, 1/1/03........................................       188,085
    762,846 6.50%, 2/1/03........................................       746,216
    500,000 8.95%, 2/12/18.......................................       574,880
 Government National Mortgage Assoc.:
     62,062 10.50%, 11/15/15, Pool #268347.......................        68,753
    145,827 11.00%, 2/15/16, Pool #279067........................       162,915
     90,898 9.00%, 1/15/20, Pool #280664.........................        95,755
    114,279 9.00%, 10/15/20, Pool #289412........................       120,207
    287,498 9.00%, 7/15/21, Pool #308511.........................       301,962
    655,403 7.00%, 9/15/23, Pool #347688.........................       624,632
  1,033,667 7.50%, 11/15/23, Pool #354701........................     1,011,950
    991,090 7.50%, 12/15/25, Pool #401510........................       967,799
    927,491 8.00%, 5/15/26, Pool #428480.........................       927,778
     59,882 8.00%, 6/15/26, Pool #426149.........................        59,901
                                                                    -----------
  Total U.S. Government Agencies                                     10,272,581
                                                                    -----------
 U.S. TREASURY BONDS (3.2%):
  1,000,000 7.63%, 2/15/25.......................................     1,046,690
                                                                    -----------
  Total U.S. Treasury Bonds                                           1,046,690
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1996

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (0.4%):
  118,543  American Performance Cash Management Fund..............   $   118,543
    7,300  American Performance U.S. Treasury Fund................         7,300
                                                                     -----------
  Total Investment Companies                                             125,843
                                                                     -----------
  Total (Cost--$33,047,018)(a)                                       $32,508,994
                                                                     ===========

----------
Percentages indicated are based on net assets of $32,806,689.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation......................................... $ 206,078
    Unrealized depreciation.........................................  (744,102)
                                                                     ---------
    Net unrealized depreciation..................................... $(538,024)
                                                                     =========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1996

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 ASSET BACKED SECURITIES (12.8%):
 $2,949,886 AFC Home Equity Loan Trust, 6.80%, 10/26/96...........   $ 2,903,849
  1,198,675 CoreStates Home Equity Trust, 5.10%, 3/15/09..........     1,165,016
  2,050,000 Ford Motor Credit Corp., 6.50%, 8/15/02...............     2,019,250
  2,000,000 GE Capital Mortgage Services, 6.90%, 2/25/10..........     1,991,800
                                                                     -----------
  Total Asset Backed Securities                                        8,079,915
                                                                     -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (10.1%):
  1,100,000 Federal Home Loan Mortgage Corp., 6.00%, 3/15/05......     1,081,608
  2,000,000 Federal Home Loan Mortgage Corp., 6.50%, 5/15/19......     1,925,520
  1,000,000 Federal Home Loan Mortgage Corp., 8.00%, 9/15/20......       997,620
    500,000 Federal National Mortgage Assoc., 6.00%, 10/25/16.....       487,460
  1,000,000 Federal National Mortgage Assoc., 6.25%, 1/25/20......       961,140
  1,000,000 Nomura Asset Securities Corp., 7.12%, 1/25/26.........       946,280
                                                                     -----------
  Total Collateralized Mortgage Obligations                            6,399,628
                                                                     -----------
 CORPORATE BONDS (36.0%):
 Brokerage Services (6.1%):
    500,000 Bear Stearns Co., 6.75%, 8/15/00......................       491,875
  1,000,000 Bear Stearns Co., 6.75%, 4/15/03......................       962,500
  1,500,000 Merrill Lynch & Co., Inc., 6.64%, 9/19/02.............     1,441,875
  1,000,000 Smith Barney Holdings, 6.63%, 6/1/00..................       985,000
                                                                     -----------
                                                                       3,881,250
                                                                     -----------
 Financial Consumer (3.1%):
  1,000,000 CIT Group Holdings, 6.13%, 9/1/98.....................       991,250
  1,000,000 GMAC, 6.30%, 6/11/98..................................       993,750
                                                                     -----------
                                                                       1,985,000
                                                                     -----------
 Financial Services (11.5%):
  1,500,000 Associates Corp., 6.88%, 1/15/97......................     1,505,445
    500,000 Associates Corp., 7.50%, 4/15/02......................       505,000

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Financial Services, continued:
 $2,100,000 CNA Financial Corp., 6.25%, 11/15/03..................   $ 1,950,375
  2,000,000 Commercial Credit Co., 6.38%, 9/15/02.................     1,912,500
    500,000 Dean Witter Discover, 6.75%, 8/15/00..................       494,375
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02.......       962,500
                                                                     -----------
                                                                       7,330,195
                                                                     -----------
 Food Products (3.4%):
  1,000,000 Grand Metropolitan, 8.63%, 8/15/01....................     1,061,250
  1,000,000 McCormick & Co., 8.95%, 7/1/01........................     1,071,250
                                                                     -----------
                                                                       2,132,500
                                                                     -----------
 Industrial Goods & Services (0.8%):
    500,000 American Home Products Co., 6.50%, 10/15/02...........       484,375
                                                                     -----------
 Leasing (6.2%):
  1,000,000 Hertz Corp., 7.38%, 6/15/01...........................     1,006,250
  1,500,000 Hertz Corp., 6.00%, 1/15/03...........................     1,395,000
  1,500,000 International Lease Finance, 6.50%, 8/15/99...........     1,485,000
                                                                     -----------
                                                                       3,886,250
                                                                     -----------
 Office Equipment & Services (1.7%):
  1,000,000 Xerox Corp., 8.13%, 4/15/02...........................     1,042,500
                                                                     -----------
 Telecommunications (1.6%):
    500,000 Alltel Corp., 7.00%, 3/15/16..........................       458,750
    500,000 Comsat Corp., 8.95%, 5/15/01..........................       532,500
                                                                     -----------
                                                                         991,250
                                                                     -----------
 Utility--Electric (1.6%):
  1,000,000 Alabama Power, 6.38%, 8/1/99..........................       987,500
                                                                     -----------
  Total Corporate Bonds                                               22,720,820
                                                                     -----------
 MEDIUM TERM NOTES (1.6%):
  1,000,000 Beneficial Corp., 7.35%, 2/28/97......................     1,006,440
                                                                     -----------
  Total Medium Term Notes                                              1,006,440
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1996

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 TAXABLE MUNICIPAL BONDS (1.5%):
 Louisiana (1.5%):
 $1,000,000 Orleans Parish, School Board,
             Series A, 6.45%, 2/1/05..............................   $   944,740
                                                                     -----------
  Total Taxable Municipal Bonds                                          944,740
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (31.6%):
 Federal Home Loan Mortgage Corp.:
  4,675,788 6.00%, 7/1/99.........................................     4,604,202
    544,372 8.00%, 7/1/99.........................................       552,707
  2,135,759 6.50%, 2/1/00.........................................     2,113,184
    473,573 7.00%, 10/1/07........................................       467,388
 Federal National Mortgage Assoc.:
    856,667 5.00%, 2/1/09, Pool #266453...........................       776,217
    502,258 7.31%,* 11/1/22, Pool #188965.........................       518,582
    775,479 7.63%,* 11/1/22, Pool #189916.........................       799,713
  1,131,135 8.13%,* 7/1/23, Pool #224951..........................     1,173,552
 Government National Mortgage Assoc.:
     31,840 9.00%, 12/15/04 Pool #284008..........................        33,222
    141,281 9.00%, 1/15/05 Pool #247502...........................       147,417
     81,568 9.00%, 3/15/06 Pool #299211...........................        85,110
    572,320 7.50%, 6/15/07 Pool #329595...........................       575,359
    984,825 6.00%, 1/15/09 Pool #371901...........................       933,062
    216,139 8.00%, 10/20/24, Pool #1884...........................       215,249

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
 $ 835,949 6.00%, 2/20/26, Pool #2166.............................   $   742,022
    42,139 8.00%, 2/20/26, Pool #2171.............................        41,944
    79,606 8.00%, 3/20/26, Pool #2187.............................        79,239
   389,777 8.00%, 4/20/26, Pool #2205.............................       387,972
 1,751,932 8.00%, 5/20/26, Pool #2219.............................     1,743,751
   988,237 8.00%, 6/15/26, Pool #423563...........................       988,543
 2,964,156 8.00%, 6/15/26, Pool #426149...........................     2,965,075
                                                                     -----------
  Total U.S. Government Agencies                                      19,943,510
                                                                     -----------
 U.S. TREASURY NOTES (4.2%):
   500,000 8.63%, 8/15/97.........................................       512,050
 1,100,000 8.88%, 11/15/97........................................     1,134,496
   500,000 7.25%, 2/15/98.........................................       506,935
   500,000 9.25%, 8/15/98.........................................       526,070
                                                                     -----------
  Total U.S. Treasury Notes                                            2,679,551
                                                                     -----------
 INVESTMENT COMPANIES (4.9%):
 3,075,690 American Performance Cash Management Fund..............     3,075,690
                                                                     -----------
  Total Investment Companies                                           3,075,690
                                                                     -----------
  Total (Cost--$65,882,926)(a)                                       $64,850,294
                                                                     ===========

----------
Percentages indicated are based on net assets of $63,087,806.
   * Variable rate investments. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at August 31, 1996.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation....................................... $   175,220
    Unrealized depreciation.......................................  (1,207,852)
                                                                   -----------
    Net unrealized depreciation................................... $(1,032,632)
                                                                   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1996

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------
 COMMON STOCKS (95.8%):
 Aerospace/Defense (1.2%):
  5,700 Boeing Co.................................................   $   515,850
  4,400 United Technologies Corp..................................       496,100
                                                                     -----------
                                                                       1,011,950
                                                                     -----------
 Airlines (1.3%):
 15,600 Delta Air Lines...........................................     1,105,650
                                                                     -----------
 Automobiles (0.1%):
 11,300 General Motors Corp.......................................       562,175
                                                                     -----------
 Automotive Parts (1.9%):
 17,700 Lear Seating Corp. (b)....................................       679,237
 20,700 Magna International, Inc., Class A........................       998,775
                                                                     -----------
                                                                       1,678,012
                                                                     -----------
 Banking (6.1%):
 15,200 Bank of New York Co., Inc.................................       423,700
 15,400 Chase Manhattan Corp......................................     1,145,375
  8,600 Citicorp..................................................       715,950
 23,500 Corestates Financial Corp.................................       972,312
 18,600 First Securities Corp.....................................       506,850
 20,900 Great Western Financial Corp..............................       517,275
  6,300 Mellon Bank Corp..........................................       348,863
  7,000 NationsBank Corp..........................................       595,875
                                                                     -----------
                                                                       5,226,200
                                                                     -----------
 Beverages (3.7%):
 55,200 Coca-Cola Co..............................................     2,760,000
 16,400 PepsiCo, Inc..............................................       471,500
                                                                     -----------
                                                                       3,231,500
                                                                     -----------
 Brokerage Firms (0.4%):
  8,000 Salomon, Inc..............................................       360,000
                                                                     -----------
 Chemicals (5.2%):
 16,000 Dow Chemical Co...........................................     1,276,000
  9,400 E.I. du Pont de Nemours Co................................       771,975
 22,300 Engelhard Corp............................................       454,362
  6,200 W.R. Grace & Co...........................................       406,875
 38,500 Monsanto Co...............................................     1,236,812
  4,500 Olin Corp.................................................       356,625
                                                                     -----------
                                                                       4,502,649
                                                                     -----------
 Computers & Peripherals (3.4%):
 17,200 Cisco Systems, Inc. (b)...................................       907,300
 13,900 IBM Corp..................................................     1,589,812

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Computers & Peripherals, continued:
 22,400 Komag, Inc. (b)...........................................   $   476,000
                                                                     -----------
                                                                       2,973,112
                                                                     -----------
 Cosmetics (2.0%):
 10,800 Avon Products, Inc........................................       517,050
 19,100 Gillette Co...............................................     1,217,625
                                                                     -----------
                                                                       1,734,675
                                                                     -----------
 Electrical Equipment (2.7%):
 28,000 General Electric Co.......................................     2,327,500
                                                                     -----------
 Electronic & Electrical (2.0%):
 11,400 Avnet, Inc................................................       532,950
 17,800 Raychem Corp..............................................     1,221,525
                                                                     -----------
                                                                       1,754,475
                                                                     -----------
 Entertainment (1.6%):
  7,000 ITT (b)...................................................       372,750
 18,100 Walt Disney Co............................................     1,031,700
                                                                     -----------
                                                                       1,404,450
                                                                     -----------
 Financial Services (3.1%):
 10,000 Dean Witter Discover & Co.................................       500,000
  6,100 Federal Home Loan Mortgage Corp...........................       539,087
  7,300 Household International, Inc..............................       578,525
 18,800 MBNA Corp.................................................       571,050
 11,300 Travelers, Inc............................................       490,137
                                                                     -----------
                                                                       2,678,799
                                                                     -----------
 Food Processing & Packaging (2.0%):
 11,600 CPC International, Inc....................................       798,950
 13,600 Dole Food, Inc............................................       562,700
 15,800 IBP, Inc..................................................       369,325
                                                                     -----------
                                                                       1,730,975
                                                                     -----------
 Forest Products (1.7%):
 13,000 Consolidated Papers, Inc..................................       669,500
 10,600 Kimberly Clark Corp.......................................       830,775
                                                                     -----------
                                                                       1,500,275
                                                                     -----------
 Health Care (1.5%):
 27,000 Johnson & Johnson, Inc....................................     1,329,750
                                                                     -----------
 Insurance (4.8%):
 35,200 Aetna Life & Casualty Co..................................     2,327,600

                                   Continued

AMERICAN PERFORMANCE FUNDS
EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1996

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Insurance, continued:
 13,700 Allstate..................................................   $   611,363
 10,100 Cigna Corp................................................     1,172,862
                                                                     -----------
                                                                       4,111,825
                                                                     -----------
 Machinery--Diversified (2.3%):
 37,100 Harnischfeger Industries, Inc.............................     1,400,525
 14,000 Thermo Electron Corp. (b).................................       554,750
                                                                     -----------
                                                                       1,955,275
                                                                     -----------
 Manufacturing--Capital Goods (0.5%):
 10,700 Parker-Hannifin Corp......................................       417,300
                                                                     -----------
 Medical Services (1.1%):
 11,300 Columbia/HCA Healthcare Corp. ............................       637,038
 10,900 HEALTHSOUTH Corp. (b).....................................       352,888
                                                                     -----------
                                                                         989,926
                                                                     -----------
 Medical Supplies (0.6%):
  9,600 Medtronic, Inc............................................       499,200
                                                                     -----------
 Metals & Mining (1.1%):
 10,600 Freeport McMoran, Inc.....................................       364,375
 26,500 Freeport McMoran Resource Partners, L.P. .................       566,437
                                                                     -----------
                                                                         930,812
                                                                     -----------
 Oil--Integrated Companies (6.8%):
  7,800 Amoco Corp................................................       538,200
  2,900 Atlantic Richfield Co.....................................       338,575
  4,400 British Petroleum Co. ....................................       518,100
  9,000 Chevron Corp .............................................       529,875
 19,800 Exxon Corp. ..............................................     1,611,225
 13,000 Mobil Corp. ..............................................     1,465,750
  5,700 Royal Dutch Petroleum Co..................................       851,437
                                                                     -----------
                                                                       5,853,162
                                                                     -----------
 Oil & Gas--Equipment & Services (1.2%):
 12,900 Sonat Offshore Drilling, Inc..............................       704,663
  9,900 Tidewater, Inc............................................       379,912
                                                                     -----------
                                                                       1,084,575
                                                                     -----------
 Oil & Gas Production (2.5%):
 12,500 Consolidated Natural Gas..................................       679,688
 15,200 El Paso Natural Gas.......................................       632,700
 15,400 MCN Corp..................................................       411,950

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Oil & Gas Production, continued:
 14,600 Ultramar Corp.............................................   $   401,500
                                                                     -----------
                                                                       2,125,838
                                                                     -----------
 Pharmaceuticals (6.8%):
  9,400 American Home Products Corp...............................       556,950
 12,300 Bristol-Myers Squibb Co. .................................     1,079,325
 11,900 Eli Lilly & Co. ..........................................       681,275
 19,300 Merck & Co., Inc. ........................................     1,266,563
 21,400 Pfizer, Inc. .............................................     1,519,400
 14,200 Schering-Plough...........................................       793,425
                                                                     -----------
                                                                       5,896,938
                                                                     -----------
 Publishing (1.2%):
 16,200 McGraw Hill, Inc..........................................       664,200
  9,300 Meredith Corp.............................................       399,900
                                                                     -----------
                                                                       1,064,100
                                                                     -----------
 Retail (3.9%):
 12,300 Barnes & Noble, Inc. (b)..................................       404,363
 24,200 Home Depot, Inc...........................................     1,285,625
 23,400 Sears & Roebuck Co. ......................................     1,029,600
 29,000 Woolworth Corp. (b).......................................       616,250
                                                                     -----------
                                                                       3,335,838
                                                                     -----------
 Semiconductors (1.5%):
 16,300 Intel Corp................................................     1,300,944
                                                                     -----------
 Shoes--Leather (0.4%):
  3,400 Nike, Inc., Class B.......................................       367,200
                                                                     -----------
 Soaps & Cleaning Agents (2.0%):
  4,300 Colgate-Palmolive, Inc. ..................................       349,375
 15,400 Procter & Gamble Co. .....................................     1,368,675
                                                                     -----------
                                                                       1,718,050
                                                                     -----------
 Software & Computer Services (2.5%):
 10,200 Microsoft Corp. (b).......................................     1,249,500
 25,500 Oracle Corp. (b)..........................................       898,875
                                                                     -----------
                                                                       2,148,375
                                                                     -----------
 Steel (2.5%):
 32,100 Timken Co. ...............................................     1,219,800
 34,100 USX--U.S. Steel Group, Inc................................       937,750
                                                                     -----------
                                                                       2,157,550
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
EQUITY FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1996

                        SECURITY                     MARKET
 SHARES                DESCRIPTION                    VALUE
 ------ ----------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Telecommunications (0.6%):
 21,600 Ericsson L.M. Telephone Co.,
         Class B (b)............................   $   498,150
                                                   -----------
 Tobacco & Tobacco Products (2.5%):
 17,600 Philip Morris Cos., Inc. .................   1,579,600
 21,000 RJR Nabisco Holdings Corp...............       556,513
                                                   -----------
                                                     2,136,113
                                                   -----------
 Utilities--Electric (5.0%):
 35,900 CalEnergy, Inc. (b).....................     1,085,975
 23,100 CMS Energy Corp. .......................       690,113
 18,000 General Public Utilities Corp...........       567,000
 84,600 Unicom Corp. ...........................     1,945,800
                                                   -----------
                                                     4,288,888
                                                   -----------

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Utilities--Telecommunications (5.5%):
    33,700 AT&T Corp. ............................................   $ 1,769,250
    10,400 Bellsouth Corp. .......................................       377,000
    17,000 Cincinnati Bell........................................       811,750
    19,200 GTE Corp. .............................................       756,000
    23,900 NYNEX Corp. ...........................................     1,030,688
                                                                     -----------
                                                                       4,744,688
                                                                     -----------
  Total Common Stocks                                                 82,736,894
                                                                     -----------
 INVESTMENT COMPANIES (4.4%):
 3,786,350 American Performance Cash Management Fund..............     3,786,350
                                                                     -----------
  Total Investment Companies                                           3,786,350
                                                                     -----------
  Total (Cost--$70,120,625)(a)                                       $86,523,244
                                                                     ===========

----------
Percentages indicated are based on net assets of $86,352,058.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $19,070. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........................................ $17,710,629
    Unrealized depreciation........................................  (1,327,080)
                                                                    -----------
    Net unrealized appreciation.................................... $16,383,549
                                                                    ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1996

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------
 COMMON STOCKS (92.6%):
 Audio/Video Products (3.7%):
 36,295 Harman International......................................   $ 1,592,443
                                                                     -----------
 Automotive Parts (4.2%):
 35,400 Discount Auto Parts, Inc. (b).............................       831,900
 71,300 Keystone Automotive Industries,
         Inc. (b).................................................       980,375
                                                                     -----------
                                                                       1,812,275
                                                                     -----------
 Beverages (1.0%):
 18,600 Canandaigua Wine, Inc. (b)................................       427,800
                                                                     -----------
 Commercial Services (3.2%):
 60,700 Personnel Group America, Inc. (b).........................     1,396,100
                                                                     -----------
 Computers & Peripherals (20.6%):
 58,900 Cisco Systems, Inc. (b)...................................     3,106,975
 53,000 Silicon Graphics, Inc. (b)................................     1,232,250
 44,800 U.S. Robotics Corp. (b)...................................     2,352,000
 46,900 Verifone, Inc. (b)........................................     2,239,475
                                                                     -----------
                                                                       8,930,700
                                                                     -----------
 Entertainment (4.0%):
 46,575 International Family Entertainment,
         Class B (b)..............................................       838,350
 78,700 Lodgenet Entertainment Corp. (b)..........................       875,538
                                                                     -----------
                                                                       1,713,888
                                                                     -----------
 Financial Services (9.3%):
 34,700 The Advanta Corp., Class A................................     1,695,963
 74,700 Money Store, Inc..........................................     1,792,800
 44,084 Resource Bancshare Mortgage Group.........................       540,029
                                                                     -----------
                                                                       4,028,792
                                                                     -----------
 Health Care (4.8%):
 86,300 Matria Healthcare, Inc. (b)...............................       636,462
 41,200 Owen Healthcare, Inc. (b).................................       494,400
 45,800 Sterling Healthcare Group, Inc. (b).......................       950,350
                                                                     -----------
                                                                       2,081,212
                                                                     -----------
 Housing--Manufactured (2.3%):
 76,800 Southern Energy Homes, Inc. (b)...........................       998,400
                                                                     -----------

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Manufacturing (3.8%):
 47,400 Bacou USA, Inc. (b).......................................   $   817,650
 19,900 Wolverine Tube, Inc. (b)..................................       815,900
                                                                     -----------
                                                                       1,633,550
                                                                     -----------
 Medical--Wholesale Drugs Distribution (3.1%):
 18,100 Cardinal Health, Inc......................................     1,328,088
                                                                     -----------
 Medical Services (5.4%):
 31,100 Fisher Scientific International...........................     1,236,225
 40,600 Occusystems, Inc. (b).....................................     1,126,650
                                                                     -----------
                                                                       2,362,875
                                                                     -----------
 Medical Supplies (1.0%):
 44,300 Isolyser Co., Inc. (b)....................................       420,850
                                                                     -----------
 Pharmaceuticals (1.8%):
 19,100 Forest Labs, Inc. (b).....................................       785,487
                                                                     -----------
 Restaurants (1.4%):
 46,000 Casa Ole Restaurants, Inc. (b)............................       603,750
                                                                     -----------
 Retail (6.1%):
 33,000 The Mens Wearhouse, Inc. (b)..............................       717,750
 19,600 The Finish Line, Class A (b)..............................       617,400
 54,900 Petco Animal Supplies, Inc. (b)...........................     1,317,600
                                                                     -----------
                                                                       2,652,750
                                                                     -----------
 Retail--Department Stores (3.6%):
 38,300 Proffitts, Inc. (b).......................................     1,570,300
                                                                     -----------
 Services (Non-Financial) (7.5%):
 32,600 Envoy Corp. (b)...........................................     1,079,875
 41,150 Paychex, Inc..............................................     2,201,525
                                                                     -----------
                                                                       3,281,400
                                                                     -----------
 Services (Video Tape Rental) (1.5%):
 42,600 Movie Gallery, Inc. (b)...................................       649,650
                                                                     -----------
 Software & Computer Services (2.6%):
 65,100 Network General Corp. (b).................................     1,106,700
                                                                     -----------
 Telecommunication Equipment & Services (1.7%):
 29,400 Cidco, Inc. (b)...........................................       683,550
  1,100 Mastec, Inc. (b)..........................................        32,450
                                                                     -----------
                                                                         716,000
                                                                     -----------
  Total Common Stocks                                                 40,093,010
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1996

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (7.5%):
 1,939,824 American Performance Cash Management Fund..............   $ 1,939,824
 1,295,068 American Performance U.S. Treasury Fund................     1,295,068
                                                                     -----------
  Total Investment Companies                                           3,234,892
                                                                     -----------
  Total (Cost--$31,248,219)(a)                                       $43,327,902
                                                                     ===========

----------
Percentages indicated are based on net assets of $43,277,691.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........................................ $14,888,037
    Unrealized depreciation........................................  (2,808,354)
                                                                    -----------
    Net unrealized appreciation.................................... $12,079,683
                                                                    ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1996

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------   ----------
 MUNICIPAL BONDS (96.5%):
 Alaska (1.6%):
 $500,000  Alaska State Housing Financial Corp., Series A, 6.10%,
           12/1/06................................................   $  505,105
                                                                     ----------
 Arizona (5.0%):
  500,000  Arizona State Transportation Board, Highway Revenue,
            Sub-Series A, 6.10%, 7/1/01...........................      532,150
  500,000  Arizona State Transportation Board, Maricopa County
            Regulatory Area RD-A, Excise Tax Revenue, 5.20%,
            7/1/00, Insured by: AMBAC.............................      511,115
  500,000  Arizona State University Revenue, Series A, 5.80%,
            7/1/07, Callable 7/1/02 @ 101 & 7/1/03 @ 100..........      512,240
                                                                     ----------
                                                                      1,555,505
                                                                     ----------
 California (6.4%):
  200,000  California State Franchise Tax Board Certificate,
            Certificate of Participation Refunding Bond, 6.90%,
            10/1/06...............................................      212,922
  200,000  California State Public Works Board, Department of
            Corrections, State Prison, Series A, 7.25%, 9/1/03....      223,446
  200,000  Contra Costa Water District, Series C, 6.90%, 10/1/03..      220,822
  500,000  Folsom School Facilities Project, Series B, 6.00%,
            8/1/06, Insured by: FGIC..............................      536,680
  300,000  Los Angeles Public Facilities, 5.40%, 8/1/07...........      304,938
  500,000  Southern California Public Power Authority, 5.75%,
            7/1/09, Insured by: MBIA..............................      501,940
                                                                     ----------
                                                                      2,000,748
                                                                     ----------
 Delaware (0.5%):
  155,000  Delaware State Housing Authority, Senior Home Mortgage,
            Series A, 6.90%, 12/1/99, AMT.........................      159,489
                                                                     ----------
 District of Columbia (1.6%):
  500,000  District of Columbia Refunding, Series B-1, 5.20%,
            6/1/04, Insured by: AMBAC.............................      497,250
                                                                     ----------
 Florida (0.7%):
  220,000  Hillsborough County Hospital Authority Refunding, Tampa
            General Hospital Project, 5.75%, 10/1/99..............      228,089
                                                                     ----------
 Illinois (11.1%):
  350,000  Chicago O'Hare International Airport Revenue, 5.60%,
            1/1/07, Callable 1/1/03 @ 102.........................      354,620
  500,000  Chicago Park District Refunding, 5.45%, 1/1/04, Insured
            by: FGIC..............................................      512,100
  500,000  Chicago School Finance Authority, Series A, 5.38%,
            6/1/08, Callable 6/1/03 @ 102.........................      489,730
  400,000  Cook County, Series B, 5.75%, 11/15/07, Callable
            11/15/02 @ 102 and 11/15/04 @ 100.....................      425,452
  155,000  Du Page Community Water Revenue, 6.30%, 5/1/99.........      159,796
  500,000  Illinois Development Finance Authority, Pollution
            Control Revenue, 5.70%, 1/15/09, Insured by: AMBAC....      502,165
  500,000  Illinois Health Facilities Revenue, 5.75%, 11/15/07,
            Callable 11/15/05 @ 102...............................      487,745
  500,000  Illinois State Sales Tax Revenue, Series C, 6.88%,
            6/15/15, Callable 6/15/97 @ 102.......................      521,155
                                                                     ----------
                                                                      3,452,763
                                                                     ----------
 Louisiana (4.3%):
  180,000  Bastrop Industrial Development Board, Pollution Control
            Refunding, International Paper, 6.90%, 3/1/07.........      193,093
  500,000  Louisiana Public Facilities Authority, Hospital
            Revenue, Lady of the Lake, 6.05%, 12/1/08,
            Callable 12/1/01 @ 102 and 12/1/03 @ 100..............      513,870
  400,000  Louisiana Public Facilities Authority, Student Loan
            Series A2, 5.60%, 3/1/97, AMT.........................      403,324

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1996

 SHARE OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Louisiana, continued:
 $220,000  Louisiana State Refunding, GO Revenue, Series A,
            7.00%, 8/1/02, Insured by: AMBAC.....................   $   230,261
                                                                    -----------
                                                                      1,364,343
                                                                    -----------
 Michigan (2.2%):
  500,000  Holly, Michigan Area School District GO, 5.30%,
            5/1/09, Callable 5/1/05 @ 101........................       492,890
  165,000  Michigan State Housing Development Authority, Revenue,
            Series A, 6.15%, 6/1/01..............................       169,151
                                                                    -----------
                                                                        662,041
                                                                    -----------
 Minnesota (1.7%):
  550,000  Southern Minnesota Power Agency, Power Supply Revenue,
            5.00%, 1/1/10, Callable 1/1/04 @ 102.................       517,270
                                                                    -----------
 Nevada (5.7%):
  250,000  Clark County, 6.00%, 7/1/06...........................       261,070
  500,000  Las Vegas, Downtown Redevelopment Agency Tax Increment
            Revenue, 5.40%, 6/1/07...............................       494,900
  500,000  Reno Hospital, St. Mary's, 5.25%, 5/15/07.............       492,325
  500,000  Washoe County Airport Authority, Airport Systems
            Improvement Revenue Refunding, Series A, 5.60%,
            7/1/03, Insured by: MBIA.............................       515,400
                                                                    -----------
                                                                      1,763,695
                                                                    -----------
 New Jersey (3.4%):
  500,000  New Jersey State Transportation Fund Authority, Series
            A, 5.20%, 12/15/00, Insured by: AMBAC................       511,335
  500,000  Ocean City, GO, Series A, 6.25%, 10/1/06..............       532,495
                                                                    -----------
                                                                        532,495
                                                                    -----------
 New Mexico (0.4%):
  120,000  New Mexico Mortgage Finance Authority Refunding,
            Single Family Mortgage, Series A-1, 6.30%, 1/1/02....       124,376
                                                                    -----------
 New York (1.8%):
  500,000  Triborough Bridge & Tunnel Authority, 7.00%, 1/1/11,
            Callable 1/1/01 @ 102 & 1/1/03 @ 100.................       555,065
                                                                    -----------
 Ohio (2.6%):
  250,000  Cleveland, Series A, 6.30%, 7/1/05, Callable 7/1/02
            @102, 7/1/03 @ 101 & 7/1/04 @ 100....................       268,423
  500,000  Ohio State Water Development Authority, Revenue
            Refunding & Improvement, Pure Water, 5.75%, 12/1/06,
            Insured by: MBIA.....................................       517,880
                                                                    -----------
                                                                        786,303
                                                                    -----------
 Oklahoma (12.9%):
  540,000  Grand River Dam Revenue Authority, 5.90%, 11/1/08.....       527,461
  500,000  Oklahoma City, GO, 5.60%, 5/1/10......................       501,060
  500,000  Oklahoma State Housing Finance Agency, 5.50%, 11/1/25,
            Mandatory Put 11/1/05 @ 100..........................       501,670
  200,000  Oklahoma State Turnpike Authority, Series A, 6.10%,
            1/1/05...............................................       212,770
  500,000  Tulsa Industrial Authority Hospital Revenue, 5.70%,
            2/15/04..............................................       509,710
  500,000  Tulsa International Airport Revenue, 5.40%, 6/1/03....       514,185
  200,000  Tulsa Public Facilities Authority, 5.80%, 7/1/01......       207,096
  540,000  Tulsa Public Facilities Authority Capital Improvement,
            Series 1988-B, 5.70%, 3/1/05.........................       524,092

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1996

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Oklahoma, continued:
 $500,000  Tulsa Public Facilities Authority Solid Waste, 5.65%,
            11/1/06..............................................   $   489,375
                                                                    -----------
                                                                      3,987,419
                                                                    -----------
 Pennsylvania (2.4%):
  400,000  Pennsylvania State Health Services Revenue, 5.40%,
            11/15/07, Callable 11/15/06 @ 102....................       398,436
  320,000  Philadelphia Water & Sewer Revenue, 6.88%, 10/1/06,
            Callable 10/1/01 @ 100...............................       343,107
                                                                    -----------
                                                                        741,543
                                                                    -----------
 Rhode Island (4.0%):
  400,000  Rhode Island Depositors Economic Protection Corp.,
            Special Obligations, Series A, 6.38%, 8/1/01.........       428,380
  330,000  Rhode Island Port Authority & Economic Development,
            Airport Revenue, 5.00%, 7/1/06,
            Callable 7/1/03 @ 102................................       320,004
  500,000  Rhode Island State, 6.25%, 5/15/05....................       534,820
                                                                    -----------
                                                                      1,283,204
                                                                    -----------
 South Carolina (1.9%):
  350,000  Georgetown County, Pollution Refunding, International
            Paper Co. Project, Revenue, 6.25%, 6/15/05...........       367,143
  200,000  South Carolina State Education Assistance Authority,
            Student Loan Revenue, 5.90%, 9/1/98, AMT.............       205,036
                                                                    -----------
                                                                        572,179
                                                                    -----------
 South Dakota (2.2%):
  700,000  South Dakota Housing Development Authority Revenue,
            5.70%, 5/1/08, Callable 5/1/06 @ 102.................       697,816
                                                                    -----------
 Texas (13.3%):
  130,000  Baytown Marina Improvements, Series 1992, 6.50%,
            2/1/04, AMT..........................................       137,635
  245,000  Baytown Marina Improvements, Series 1992, 6.60%,
            2/1/05, AMT..........................................       260,058
  250,000  Brownsville Utilities System Revenue, 6.25%, 9/1/07,
            Callable 9/1/02, 03, 04, 05 & 06 @ 100...............       262,600
  500,000  Coastal Bend Health Facilities Development Revenue,
            Series A, 5.60%, 11/15/02, Insured by: AMBAC.........       516,880
  500,000  Dallas Waterworks & Sewer System Revenue, Series A,
            5.50%, 10/1/05.......................................       500,085
  350,000  Fort Worth, 6.25%, 3/1/99.............................       353,220
  400,000  Houston Water & Sewer System Revenue, 6.10%, 12/1/05,
            Callable 12/1/04 @ 100...............................       423,320
  220,000  Montgomery County Hospital District, Series B, 6.30%,
            4/1/04, Callable 4/1/02 @ 102........................       239,389
  365,000  North Central Health Facility Development Hospital,
            Baylor Health Care System, Project A, 6.00%, 5/15/01.       382,075
  525,000  North Harris Montgomery Community College, 5.40%,
            8/15/05, Callable 2/15/03 @ 100......................       534,429
  250,000  Texas State Student Loan, 6.50%, 8/1/07, AMT..........       263,763
  250,000  Texas State Student Loan, 5.75%, 8/1/08, Callable
            8/1/04 @ 100.........................................       248,497
                                                                    -----------
                                                                      4,121,951
                                                                    -----------
 Washington (9.4%):
  250,000  Kitsap County School District #400, GO 6.25%, 12/1/02.       266,857
  500,000  Port Tacoma Revenue Refunding, Series A, 5.50%,
            11/1/04, Insured by: AMBAC...........................       512,295
  500,000  Tacoma Electric System Revenue, 5.70%, 1/1/03, Insured
            by: FGIC.............................................       520,145
  410,000  Washington State, GO, 6.40%, 9/1/03, Callable 9/1/01 @
            101..................................................       440,213
  175,000  Washington State Health Care Facilities Authority,
            Revenue Refunding, Franciscan Health, St. Clara,
            6.20%, 7/1/03........................................       186,186

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1996

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Washington, continued
 $500,000  Washington State Public Power Supply System, Nuclear
            Project #1 Revenue Refunding, Series A, 5.10%,
            7/1/00...............................................   $   502,385
  500,000  Washington State Public Power Supply System, Nuclear
            Project #2, 6.00%, 7/1/07, Callable 7/1/00 @ 100.....       501,610
                                                                    -----------
                                                                      2,929,691
                                                                    -----------
 Wisconsin (1.4%):
  200,000  Green Bay Series A, 5.70%, 4/1/05, Callable 4/1/03 @
            100..................................................       206,632
  225,000  Wisconsin State Housing & Economic Development
            Authority, Housing Revenue, Series D, 6.50%, 5/1/01,
            AMT..................................................       232,731
                                                                    -----------
                                                                        439,363
                                                                    -----------
  Total Municipal Bonds...........................................   29,965,243
                                                                    -----------
 INVESTMENT COMPANIES (2.5%):
  766,870  SEI Institutional Tax Free Fund.......................       766,870
                                                                    -----------
  Total Investment Companies......................................      766,870
                                                                    -----------
  Total (Cost--$30,209,441)(a)....................................  $30,732,113
                                                                    ===========

--------
Percentages indicated are based on net assets of $31,036,443.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation......................................... $ 635,515
     Unrealized depreciation.........................................  (112,843)
                                                                      ---------
     Net unrealized appreciation..................................... $ 522,672
                                                                      =========

AMBAC  American Municipal Bond Assurance Corporation
AMT    Alternative Minimum Tax
FGIC   Financial Guaranty Insurance Company
GO     General Obligation
MBIA   Municipal Bond Insurance Association

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1996

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 ASSET BACKED SECURITIES (11.6%):
 Financial Services:
  $199,991 AFC Home Equity Loan Trust, 6.80%, 10/26/26............   $   196,871
   500,000 General Electric Capital Mortgage, 7.30%, 3/25/12......       501,410
   500,000 IMC Home Equity Loan, 7.27%, 4/25/11...................       500,400
   470,785 Money Store Trust 96-B, Class A-1......................       472,268
                                                                     -----------
  Total Asset Backed Securities                                        1,670,949
                                                                     -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (12.6%):
   175,000 Contimortgage Home Equity Loan Trust, 6.95%, 7/15/11...       173,797
   495,606 Corestates Home Equity Trust, 5.10%, 3/15/09...........       481,689
 1,000,000 Federal National Mortgage Assoc., 6.00%, 10/25/16......       974,920
   200,000 Nomura Asset Securities Corp., 7.12%, 1/25/26..........       189,256
                                                                     -----------
  Total Collateralized Mortgage Obligations                            1,819,662
                                                                     -----------
 CORPORATE BONDS (9.9%):
 Brokerage Services (1.6%):
   250,000 Smith Barney Holdings, 5.88%,
            2/1/01................................................       237,500
                                                                     -----------
 Financial Services (8.3%):
   215,000 American General Finance, 7.70%, 11/15/97..............       218,328
   135,000 Associates Corp. of North America, 7.50%, 5/15/99......       137,363
   250,000 Commercial Credit, 6.70%, 8/1/99.......................       248,750
   260,000 Ford Motor Credit Corp., 7.25%, 5/15/99................       262,275
   335,000 Merrill Lynch & Co., 6.38%, 3/30/99....................       331,650
                                                                     -----------
  Total Corporate Bonds                                                1,198,366
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES (26.8%):
 Federal Home Loan Bank:
 $   45,000 6.36%, 9/19/96........................................   $    45,016
  2,300,000 7.02%, 7/6/99.........................................     2,319,021
 Federal Home Loan Mortgage Corp.:
    459,914 6.00%, 7/1/99.........................................       452,872
    450,512 6.50%, 2/1/00.........................................       445,750
 Federal National Mortgage Assoc.:
    300,000 6.05%, 1/12/98........................................       298,623
 Government National Mortgage Assoc.:
    297,469 8.00%, 6/15/26........................................       297,562
                                                                     -----------
  Total U.S. Government Agencies                                       3,858,844
                                                                     -----------
 U.S. TREASURY NOTES (37.0%):
  2,250,000 6.50%, 11/30/96.......................................     2,255,715
    500,000 5.63%, 6/30/97........................................       499,095
  1,900,000 5.50%, 11/15/98.......................................     1,864,432
    700,000 6.88%, 7/31/99........................................       705,873
                                                                     -----------
  Total U.S. Treasury Notes                                            5,325,115
                                                                     -----------
 INVESTMENT COMPANIES (1.5%):
    210,928 American Performance Cash Management Fund.............       210,928
                                                                     -----------
  Total Investment Companies                                             210,928
                                                                     -----------
  Total (Cost--$14,492,428)(a)                                       $14,321,364
                                                                     ===========

----------
Percentages indicated are based on net assets of $14,399,383.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation......................................... $   5,671
    Unrealized depreciation.........................................  (176,735)
                                                                     ---------
    Net unrealized depreciation..................................... $(171,064)
                                                                     =========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1996

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 ASSET BACKED SECURITIES (2.6%):
 Banking & Financial Services (2.6%):
 $300,000  General Electric Capital Mortgage, Series 1996-HE2,
            Class A-3 7.30%, 3/25/12.............................   $   300,846
  300,000  IMC Home Equity Loan, 7.27%, 4/25/11..................       300,240
                                                                    -----------
  Total Asset Backed Securities                                         601,086
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (2.1%):
  297,364  CoreStates Home Equity Trust, 5.10%, 3/15/09..........       289,014
  200,000  Nomura Asset Securities Corp., 7.12%, 1/25/26.........       189,256
                                                                    -----------
  Total Collateralized Mortgage Obligations                             478,270
                                                                    -----------
 COMMON STOCKS (54.8%):
 Airlines (0.9%):
    2,800  Delta Air Lines.......................................       198,450
                                                                    -----------
 Automotive Parts (1.2%):
    2,075  Discount Auto Parts, Inc. (b).........................        48,763
    2,850  Keystone Automotive Industries,
            Inc. (b).............................................        39,188
    3,700  Magna International, Inc., Class A....................       178,524
                                                                    -----------
                                                                        266,475
                                                                    -----------
 Banking (2.7%):
    6,000  CoreStates Financial Corp.............................       248,249
    5,600  First Securities Corp.................................       152,600
    2,500  NationsBank Corp......................................       212,813
                                                                    -----------
                                                                        613,662
                                                                    -----------
 Beverages (1.7%):
    1,125  Canandaigua Wine, Inc. (b)............................        25,875
    7,200  Coca-Cola Co..........................................       360,000
                                                                    -----------
                                                                        385,875
                                                                    -----------
 Chemicals (2.9%):
    3,400  Dow Chemical Co.......................................       271,149
    2,000  E.I. du Pont de Nemours Co............................       164,250
    7,200  Monsanto Co...........................................       231,300
                                                                    -----------
                                                                        666,669
                                                                    -----------
 Commercial Services (0.3%):
    3,500  Personnel Group of America, Inc. (b)..................        80,500
                                                                    -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Computers & Peripherals (3.3%):
   3,450   Cisco Systems, Inc. (b)................................   $   181,987
   1,900   IBM Corp...............................................       217,312
   3,050   Silicon Graphics, Inc. (b).............................        70,913
   2,600   US Robotics Corp. (b)..................................       136,500
   2,725   Verifone, Inc. (b).....................................       130,119
                                                                     -----------
                                                                         736,831
                                                                     -----------
 Computer Software & Services (0.5%):
   1,925   Envoy Corp. (b)........................................        63,766
   3,800   Network General Corp. (b)..............................        64,600
                                                                     -----------
                                                                         128,366
                                                                     -----------
 Electrical Equipment (1.5%):
   4,100   General Electric Co....................................       340,812
                                                                     -----------
 Electronic & Electrical (1.3%):
   2,100   Harman International...................................        92,138
   3,000   Raychem Corp...........................................       205,875
                                                                     -----------
                                                                         298,013
                                                                     -----------
 Entertainment (1.3%):
   2,768   International Family Entertainment, Class B (b)........        49,824
   4,600   Lodgenet Entertainment Corp. (b).......................        51,175
   3,300   Walt Disney Co.........................................       188,100
                                                                     -----------
                                                                         289,099
                                                                     -----------
 Financial Services (1.7%):
   2,025   Advanta Corp., Class A.................................        98,972
   4,350   The Money Store, Inc...................................       104,400
   2,648   Resource Bancshare Mortgage Group......................        32,441
   3,500   Travelers, Inc.........................................       151,812
                                                                     -----------
                                                                         387,625
                                                                     -----------
 Food Processing & Packaging (0.6%):
   2,100   CPC International, Inc.................................       144,638
                                                                     -----------
 Forest Products (0.8%):
   2,200   Kimberly Clark Corp....................................       172,425
                                                                     -----------
 Health Care (1.7%):
   5,400   Johnson & Johnson, Inc.................................       265,949
   5,000   Matria Healthcare, Inc. (b)............................        36,875
   2,500   Owen Healthcare, Inc. (b)..............................        30,000
   2,675   Sterling Healthcare Group, Inc. (b)....................        55,507
                                                                     -----------
                                                                         388,331
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1996

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Heavy Machinery--Industrial, Farm, Construction (1.1%):
   6,400   Harnischfeger Industries, Inc..........................   $   241,600
                                                                     -----------
 Insurance (3.1%):
   5,800   Aetna Life & Casualty Co...............................       383,524
   2,700   Allstate Corp..........................................       120,488
   1,700   Cigna Corp.............................................       197,413
                                                                     -----------
                                                                         701,425
                                                                     -----------
 Loan Companies (0.5%):
   1,400   Federal Home Loan Mortgage Corp........................       123,725
                                                                     -----------
 Manufacturing (1.0%):
   2,775   Bacou USA, Inc. (b)....................................        47,869
   3,600   Parker-Hannifin Corp. (b)..............................       140,400
   1,150   Wolverine Tube, Inc. (b)...............................        47,150
                                                                     -----------
                                                                         235,419
                                                                     -----------
 Medical--Wholesale Drug Distribution (0.4%):
   1,100   Cardinal Health, Inc...................................        80,713
                                                                     -----------
 Medical Services (0.3%):
   2,400   Occusystems, Inc. (b)..................................        66,600
                                                                     -----------
 Medical Supplies (0.1%):
   2,625   Isolyser Co., Inc. (b).................................        24,938
                                                                     -----------
 Mobile Homes & Manufactured Housing (0.3%):
   4,475   Southern Energy Homes, Inc. (b)........................        58,175
                                                                     -----------
 Oil--Integrated Companies (3.2%):
   2,400   Chevron Corp. .........................................       141,300
   2,100   Exxon Corp. ...........................................       170,888
   2,000   Mobil Corp.............................................       225,499
   1,300   Royal Dutch Petroleum Co. .............................       194,187
                                                                     -----------
                                                                         731,874
                                                                     -----------
 Oil & Gas Exploration, Production & Services (0.7%):
   2,800   Sonat Offshore Drilling, Inc...........................       152,950
                                                                     -----------
 Pharmaceuticals (3.7%):
   2,300   Bristol-Myers Squibb Co. ..............................       201,825
   1,125   Forest Labs, Inc. (b)..................................        46,266
   3,600   Merck & Co., Inc. .....................................       236,249
   3,100   Pfizer, Inc. ..........................................       220,100
   2,300   Schering-Plough Corp...................................       128,512
                                                                     -----------
                                                                         832,952
                                                                     -----------
 Publishing (0.8%):
   4,400   McGraw Hill Cos., Inc..................................       180,400
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Restaurants (0.1%):
   2,000   Casa Ole' Restaurants, Inc. (b)........................   $    26,250
                                                                     -----------
 Retail (0.7%):
   3,500   Sears & Roebuck Co. ...................................       154,000
                                                                     -----------
 Retail--Department Stores (0.4%):
   2,225   Proffitts, Inc. (b)....................................        91,225
                                                                     -----------
 Retail--Specialty Stores (1.9%):
   4,900   Home Depot, Inc........................................       260,312
   2,850   The Mens Wearhouse, Inc. (b)...........................        61,988
   3,187   Petco Animal Supplies, Inc. (b)........................        76,488
   1,100   The Finish Line, Class A (b)...........................        34,650
                                                                     -----------
                                                                         433,438
                                                                     -----------
 Scientific Instruments (1.1%):
   1,850   Fisher Scientific International........................        73,538
   4,400   Thermo Electron Corp. (b)..............................       174,350
                                                                     -----------
                                                                         247,888
                                                                     -----------
 Semiconductors (1.1%):
   3,000   Intel Corp.............................................       239,438
                                                                     -----------
 Services (Non-Financial) (0.6%):
   2,400   Paychex, Inc...........................................       128,400
                                                                     -----------
 Services--Video Tape Rental (0.2%):
   2,475   Movie Gallery, Inc. (b)................................        37,744
                                                                     -----------
 Soaps & Cleaning Agents (1.0%):
   2,600   Procter & Gamble Co. ..................................       231,075
                                                                     -----------
 Software & Computer Services (1.0%):
   1,800   Microsoft Corp. (b)....................................       220,500
                                                                     -----------
 Steel (1.8%):
   5,900   Timken Co..............................................       224,200
   6,400   USX-US Steel Group, Inc................................       176,000
                                                                     -----------
                                                                         400,200
                                                                     -----------
 Telecommunications (0.2%):
   1,750   Cidco, Inc. (b)........................................        40,688
     100   Mastec, Inc. (b).......................................         2,950
                                                                     -----------
                                                                          43,638
                                                                     -----------
 Tobacco & Tobacco Products (1.4%):
   2,200   Philip Morris Cos., Inc. ..............................       197,450
   4,100   RJR Nabisco Holdings Corp..............................       108,138
                                                                     -----------
                                                                         305,588
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1996

 SHARES OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Utilities--Electric (2.8%):
    6,400  CalEnergy, Inc. (b)...................................   $    193,600
    4,300  CMS Energy Corp. .....................................        128,463
   13,900  Unicom Corp...........................................        319,700
                                                                    ------------
                                                                         641,763
                                                                    ------------
 Utilities--Telecommunications (2.9%):
    4,300  AT&T Corp. ...........................................        225,750
    3,100  Cincinnati Bell.......................................        148,025
    6,600  NYNEX Corp. ..........................................        284,625
                                                                    ------------
                                                                         658,400
                                                                    ------------
  Total Common Stocks                                                 12,388,119
                                                                    ------------
 CORPORATE BONDS (8.2%):
 Banking (2.1%):
 $250,000  BankAmerica Corp., 7.13%, 5/12/05.....................        242,500
  250,000  J.P. Morgan, 6.25%, 12/15/05..........................        230,000
                                                                    ------------
                                                                         472,500
                                                                    ------------
 Brokerage Services (2.1%):
  250,000  Bear Stearns, 6.25%, 8/15/00..........................        245,938
  250,000  Smith Barney Holdings, 6.88%, 6/15/05.................        238,438
                                                                    ------------
                                                                         484,376
                                                                    ------------
 Financial Services (2.9%):
  250,000  Associates Corp., 6.00%, 12/1/02......................        233,750
  250,000  Ford Motor Credit Co., 6.38%, 9/15/99.................        245,938
  200,000  General Motors Acceptance Corp., 6.63%, 10/15/05......        186,750
                                                                    ------------
                                                                         666,438
                                                                    ------------
 Retail Stores (1.1%):
  250,000  Wal-Mart Stores, Inc., 7.25%, 6/1/13..................        238,750
                                                                    ------------
  Total Corporate Bonds                                                1,862,064
                                                                    ------------

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 TAXABLE MUNICIPAL BONDS (0.7%):
 Louisiana (0.7%):
 $  170,000 Orleans Parish, Louisiana School Board, 6.45%,
             2/1/05..............................................   $   160,863
                                                                    -----------
  Total Taxable Municipal Bonds                                         160,863
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (9.8%):
 Federal Home Loan Mortgage Corp.:
    459,914 6.00%, 7/1/99........................................       452,872
    211,351 6.50%, 2/1/00........................................       209,117
 Government National Mortgage Assoc.:
    624,432 7.00%, 1/15/26, Pool #421420.........................       592,648
    178,909 6.00%, 2/20/26, Pool #2166...........................       158,807
    790,589 8.00%, 6/15/26, Pool #423563.........................       790,834
                                                                    -----------
  Total U.S. Government Agencies                                      2,204,278
                                                                    -----------
 U.S. TREASURY BONDS (2.4%):
    625,000 6.25%, 8/15/23.......................................       551,006
                                                                    -----------
  Total U.S. Treasury Bonds                                             551,006
                                                                    -----------
 U.S. TREASURY NOTES (10.6%):
    300,000 6.38%, 6/30/97.......................................       301,191
    500,000 5.38%, 11/30/97......................................       496,085
    300,000 6.13%, 5/15/98.......................................       299,178
    400,000 6.25%, 6/30/98.......................................       399,612
    700,000 6.50%, 4/30/99.......................................       700,084
    200,000 7.75%, 2/15/01.......................................       207,904
                                                                    -----------
  Total U.S. Treasury Notes                                           2,404,054
                                                                    -----------
 INVESTMENT COMPANIES (8.9%):
  1,121,767 American Performance Cash Management Fund............     1,121,767
    892,553 American Performance U.S. Treasury Fund..............       892,553
                                                                    -----------
  Total Investment Companies                                          2,014,320
                                                                    -----------
  Total (Cost--$21,421,361)(a)                                      $22,664,060
                                                                    ===========

----------
Percentages indicated are based on net assets of $22,592,429.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation......................................... $1,866,532
    Unrealized depreciation.........................................   (623,833)
                                                                     ----------
    Net unrealized appreciation..................................... $1,242,699
                                                                     ==========

(b) Represents non-income producing securities.

                        See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1996

1.ORGANIZATION:

 The American Performance Funds (the "Funds") were organized on October 1, 1987, and are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end investment company established as a Massachusetts business trust. The Funds had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares") between the date of organization and the date of commencement of operations.

 The Funds are authorized to issue an unlimited number of shares with a par value of $.00001 per share. The Funds presently offer shares of the Cash Management Fund, the U.S. Treasury Fund, the Bond Fund, the Intermediate Bond Fund, the Equity Fund, the Aggressive Growth Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, and the Balanced Fund (individually referred to as a "Fund"). BancOklahoma Trust Company ("BOTC"), a subsidiary of BancOklahoma Corp., serves as investment adviser to the Cash Management Fund, U.S. Treasury Fund, Bond Fund, Intermediate Bond Fund, Equity Fund, Aggressive Growth Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, and Balanced Fund. AMR Investment Services, Inc. ("AMR") a subsidiary of AMR Corporation, the parent company of American Airlines, Inc., serves as sub-investment adviser to the Cash Management Fund. Bank of Oklahoma, N.A., a subsidiary of BancOklahoma Corp., acts as custodian to the Funds.

 The investment objective of the Cash Management Fund and U.S. Treasury Fund (the "money market funds") is to seek current income with liquidity and stability of principal. The Equity Fund has as its objective to seek growth of capital. The Aggressive Growth Fund seeks long-term capital appreciation. The Balanced Fund seeks current income and, secondarily, long-term capital growth. The Bond Fund's objective is to maximize total return. The Intermediate Bond Fund, Intermediate Tax-Free Bond Fund, and the Short-Term Income Fund seek current income, consistent with the preservation of capital.

2.SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Discount or premium is amortized on a constant basis to the maturity of the security under the amortized cost method. In addition, the money market funds may not a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or
   b) maintain a dollar weighted average portfolio maturity which exceeds 90 days.

   Investments in common stocks, corporate bonds, commercial paper, municipal government bonds, and U.S. Government securities of the Bond Fund, Intermediate Bond Fund, Equity Fund, Aggressive Growth Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, and Balanced Fund (collectively, "the variable net asset value funds"), are valued at their market value determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. The

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1996

   differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS AND DELAYED DELIVERY BASIS:

   Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date.

   REPURCHASE AGREEMENTS:

   Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared daily and paid monthly for the Bond Fund, Intermediate Bond Fund, Intermediate Tax-Free Bond Fund and Short-Term Income Fund. Dividends from net investment income are declared and paid quarterly for the Equity Fund, Aggressive Growth Fund, and Balanced Fund. Net realized capital gains, if any, are declared and distributed at least annually.

   The Funds follow Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax basis differences relating to shareholder distributions have been reclassified to additional paid-in capital.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1996

   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of each Fund to qualify, or continue to qualify, as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   ORGANIZATION COSTS:

   All expenses incurred in connection with the Funds' organization and registration under the 1940 Act and the Securities Act of 1933 were paid by each of the Funds. Such expenses are being amortized over a period of two years commencing with the initial public offering.

   OTHER:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets.

3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1996 are as follows:

                                                         PURCHASES     SALES
                                                        ----------- -----------
  Bond Fund............................................ $21,641,726 $23,913,474
  Intermediate Bond Fund............................... $81,551,328 $91,586,735
  Equity Fund.......................................... $53,046,127 $56,274,431
  Aggressive Growth Fund............................... $18,202,788 $11,895,323
  Intermediate Tax-Free Bond Fund...................... $ 8,859,236 $ 5,454,582
  Short-Term Income Fund............................... $12,585,037 $ 9,085,085
  Balanced Fund........................................ $20,560,408 $13,341,543

4.RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by BOTC. AMR serves as sub-investment adviser to the Cash Management Fund. Under the terms of the investment advisory agreements, BOTC and AMR are entitled to receive fees based on a percentage of the average net assets of each of the Funds. Bank of Oklahoma, N.A., serves the Funds as custodian.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1996

 by the Funds for serving as officers of the Funds. Fees for administration services are established under terms of the administration contract as a percentage of the average net assets of each of the Funds. BISYS Ohio, serves the Funds as transfer agent and mutual fund accountant.

 The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed .25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including adviser, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended August 31, 1996, BISYS received $166,639 from commissions earned on sales of shares of the Funds' variable net asset value funds, all of which was allowed to affiliated broker/dealers of the Funds.

 From time to time, fees may be voluntarily reduced or reimbursed in order to assist each of the Funds in maintaining competitive expense ratios.

 Information regarding these transactions for the year ended August 31, 1996 is as follows:

                                                               CASH      U.S.
                                                            MANAGEMENT TREASURY
                                                               FUND      FUND
                                                            ---------- --------
  INVESTMENT ADVISORY FEES:
   Annual fee (percentage of average net assets)...........       .40%      .40%
  ADMINISTRATION FEES:
   Annual fee (percentage of average net assets)...........       .20%      .20%
  12B-1 FEES:
   Annual fee before voluntary fee reductions
     (percentage of average net assets)....................       .25%      .25%
   Voluntary fee reductions................................  $830,500  $500,780
  CUSTODIAN FEES:
   Annual fee before voluntary fee reductions
     (percentage of net assets)............................       .03%      .03%
  TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES...........  $153,313  $ 99,549

                                                         INTERMEDIATE
                                                 BOND        BOND      EQUITY
                                                 FUND        FUND       FUND
                                                -------  ------------ --------
  INVESTMENT ADVISORY FEES:
   Annual fee before voluntary fee reductions
     (percentage of average net assets)........     .55%        .55%       .74%
   Voluntary fee reductions.................... $73,915    $130,084   $154,982
  ADMINISTRATION FEES:
   Annual fee (percentage of average net            .20%        .20%       .20%
     assets)...................................
  12B-1 FEES:
   Annual fee (percentage of average net            .25%        .25%       .25%
     assets)...................................
  CUSTODIAN FEES:
   Annual fee before voluntary fee reductions
     (percentage of net assets)................     .03%        .03%       .03%
  TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT
   FEES........................................ $27,287    $ 47,236   $ 50,607


                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1996

                                                             SHORT-
                                     AGGRESSIVE INTERMEDIATE  TERM
                                       GROWTH     TAX-FREE   INCOME   BALANCED
                                        FUND     BOND FUND    FUND      FUND
                                     ---------- ------------ -------  --------
  INVESTMENT ADVISORY FEES:
   Annual fee before voluntary fee
    reductions
    (percentage of average net
    assets).........................      .69%        .55%       .55%      .74%
   Voluntary fee reductions.........  $77,088     $57,916    $65,313  $149,330
  ADMINISTRATION FEES:
   Annual fee before voluntary fee
    reductions
    (percentage of average net
    assets).........................      .20%        .20%       .20%      .20%
  12B-1 FEES:
   Annual fee before voluntary fee
    reductions or credits
    (percentage of average net
    assets).........................      .25%        .25%       .25%      .25%
   Voluntary fee reductions.........              $72,358    $29,688  $ 50,449
  CUSTODIAN FEES:
   Annual fee before voluntary fee
    reductions or credits
    (percentage of net assets)......      .03%        .03%       .03%      .03%
   Voluntary fee reductions.........      --          --     $ 3,562  $  6,054
  TRANSFER AGENT AND MUTUAL FUND
   ACCOUNTANT FEES..................  $32,127     $36,462    $ 4,798  $ 14,931

5.ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The American Performance Funds designate the following eligible distributions for the dividends received deduction for corporations:

                                                                      AGGRESSIVE
                                                    EQUITY   BALANCED   GROWTH
                                                     FUND      FUND      FUND
                                                  ---------- -------- ----------
  Dividend Income................................ $1,965,859 $272,966  $189,962
  Dividend Income Per Share...................... $    .1787 $  .1363  $    --

6.EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

 The American Performance Funds designate the following exempt-interest dividends from the Intermediate Tax-Free Bond Fund's taxable year ended August 31, 1996:

                                                                    INTERMEDIATE
                                                                      TAX-FREE
                                                                     BOND FUND
                                                                    ------------
  Exempt-interest..................................................  $1,515,748
  Exempt-interest dividends per share..............................  $    .4815

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1996

 The percentage break-down of the exempt-interest by state for the Intermediate Tax-Free Bond Fund's taxable year ended August 31, 1996 was as follows:

  Alaska.................................................................   2.0%
  Arizona................................................................   5.3%
  California.............................................................   5.7%
  Delaware...............................................................   0.7%
  District of Columbia...................................................   1.7%
  Florida................................................................   0.8%
  Illinois...............................................................  10.0%
  Louisiana..............................................................   5.3%
  Michigan...............................................................   1.9%
  Minnesota..............................................................   0.8%
  Nevada.................................................................   6.3%
  New Jersey.............................................................   3.7%
  New Mexico.............................................................   0.5%
  New York...............................................................   2.1%
  Ohio...................................................................   2.9%
  Oklahoma...............................................................  12.8%
  Pennsylvania...........................................................   1.7%
  Rhode Island...........................................................   4.4%
  South Carolina.........................................................   2.2%
  South Dakota...........................................................   0.9%
  Texas..................................................................  16.9%
  Washington.............................................................  10.1%
  Wisconsin..............................................................   1.3%
                                                                          -----
    Total................................................................ 100.0%

7.FEDERAL INCOME TAXES (UNAUDITED):

 For federal income tax purposes, the following Funds have capital loss carryforwards as of August 31, 1996, which are available to offset future capital gains, if any:

                                                                 AMOUNT  EXPIRES
                                                                -------- -------
  Bond Fund.................................................... $184,630  2003
                                                                 151,972  2004
  Intermediate Bond Fund.......................................  159,446  2003
                                                                 666,485  2004
  Intermediate Tax-Free Bond Fund..............................      200  2001
                                                                   2,887  2002
                                                                  13,731  2003
                                                                  30,079  2004

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                           CASH MANAGEMENT FUND
                               ------------------------------------------------
                                          YEAR ENDED AUGUST 31,
                               ------------------------------------------------
                                 1996      1995      1994      1993      1992
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               --------  --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income.......     0.050     0.052     0.030     0.028     0.042
                               --------  --------  --------  --------  --------
DISTRIBUTIONS
 Net investment income.......    (0.050)   (0.052)   (0.030)   (0.028)   (0.042)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERI-
 OD..........................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               ========  ========  ========  ========  ========
Total Return.................      5.14%     5.30%     3.08%     2.87%     4.38%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)......................  $375,797  $194,807  $195,490  $167,269  $152,652
 Ratio of expenses to average
  net assets.................      0.71%     0.74%     0.78%     0.78%     0.79%
 Ratio of net investment
  income to average net
  assets.....................      5.01%     5.18%     3.05%     2.80%     4.14%
 Ratio of expenses to average
  net assets*................      0.96%     0.99%     0.98%     0.98%     1.03%
 Ratio of net investment
  income to average net
  assets*....................      4.76%     4.94%     2.85%     2.60%     3.91%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                            U.S. TREASURY FUND
                               ------------------------------------------------
                                          YEAR ENDED AUGUST 31,
                               ------------------------------------------------
                                 1996      1995      1994      1993      1992
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               --------  --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income.......     0.047     0.048     0.028     0.025     0.038
                               --------  --------  --------  --------  --------
DISTRIBUTIONS
 Net investment income.......    (0.047)   (0.048)   (0.028)   (0.025)   (0.038)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERI-
 OD..........................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               ========  ========  ========  ========  ========
Total Return.................      4.85%     4.95%     2.87%     2.57%     3.91%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)......................  $217,406  $187,007  $165,353  $169,428  $136,637
 Ratio of expenses to average
  net assets.................      0.74%     0.75%     0.81%     0.81%     0.81%
 Ratio of net investment
  income to average net
  assets.....................      4.74%     4.88%     2.81%     2.51%     3.65%
 Ratio of expenses to average
  net assets*................      0.99%     1.00%     1.01%     1.01%     1.04%
 Ratio of net investment
  income to average net
  assets*....................      4.49%     4.63%     2.61%     2.31%     3.41%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                                  BOND FUND
                                   --------------------------------------------
                                            YEAR ENDED AUGUST 31,
                                   --------------------------------------------
                                    1996     1995     1994      1993     1992
                                   -------  -------  -------   -------  -------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $  9.29  $  9.36  $ 11.05   $ 10.99  $ 10.57
                                   -------  -------  -------   -------  -------
INVESTMENT ACTIVITIES
 Net investment income...........     0.57     0.56     0.58      0.70     0.76
 Net realized and unrealized
  gains (losses) on investments..    (0.30)    0.15    (0.77)     0.50     0.54
                                   -------  -------  -------   -------  -------
   Total from Investment Activi-
    ties.........................     0.27     0.71    (0.19)     1.20     1.30
                                   -------  -------  -------   -------  -------
DISTRIBUTIONS
 Net investment income...........    (0.57)   (0.56)   (0.58)    (0.70)   (0.76)
 Net realized gains..............       --       --    (0.43)    (0.44)   (0.12)
 In excess of net realized gains.       --    (0.22)   (0.49)       --       --
                                   -------  -------  -------   -------  -------
   Total Distributions...........    (0.57)   (0.78)   (1.50)    (1.14)   (0.88)
                                   -------  -------  -------   -------  -------
NET ASSET VALUE, END OF PERIOD...  $  8.99  $  9.29  $  9.36   $ 11.05  $ 10.99
                                   =======  =======  =======   =======  =======
Total Return (excludes sales
 charge).........................     2.84%    8.21%   (1.92)%   11.76%   12.71%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)..........................  $32,807  $37,293  $38,257   $23,554  $42,396
 Ratio of expenses to average net
  assets.........................     0.96%    1.03%    1.05%     1.12%    1.06%
 Ratio of net investment income
  to average net assets..........     6.08%    6.18%    5.72%     6.49%    6.96%
 Ratio of expenses to average net
  assets*........................     1.16%    1.23%    1.25%     1.33%    1.30%
 Ratio of net investment income
  to average net assets*.........     5.88%    5.98%    5.52%     6.28%    6.72%
 Portfolio turnover..............    61.02%  185.48%  122.14%    26.27%   60.84%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                           INTERMEDIATE BOND FUND
                                   --------------------------------------------
                                            YEAR ENDED AUGUST 31,
                                   --------------------------------------------
                                    1996     1995     1994      1993     1992
                                   -------  -------  -------   -------  -------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $ 10.26  $ 10.23  $ 11.06   $ 10.89  $ 10.45
                                   -------  -------  -------   -------  -------
INVESTMENT ACTIVITIES
 Net investment income...........     0.60     0.61     0.61      0.64     0.71
 Net realized and unrealized
  gains (losses) on investments..    (0.25)    0.06    (0.73)     0.30     0.54
                                   -------  -------  -------   -------  -------
   Total from Investment Activi-
    ties.........................     0.35     0.67    (0.12)     0.94     1.25
                                   -------  -------  -------   -------  -------
DISTRIBUTIONS:
 Net investment income...........    (0.60)   (0.61)   (0.61)    (0.64)   (0.71)
 Net realized gains..............       --       --    (0.06)    (0.13)   (0.10)
 In excess of net realized gains.       --    (0.03)   (0.04)       --       --
                                   -------  -------  -------   -------  -------
   Total Distributions...........    (0.60)   (0.64)   (0.71)    (0.77)   (0.81)
                                   -------  -------  -------   -------  -------
NET ASSET VALUE, END OF PERIOD...  $ 10.01  $ 10.26  $ 10.23   $ 11.06  $ 10.89
                                   =======  =======  =======   =======  =======
Total Return (excludes sales
 charge).........................     3.41%    6.81%   (1.14)%    9.04%   12.41%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)..........................  $63,088  $74,395  $84,144   $57,085  $47,523
 Ratio of expenses to average net
  assets.........................     0.95%    0.98%    0.98%     1.02%    1.07%
 Ratio of net investment income
  to average net assets..........     5.84%    6.00%    5.72%     5.95%    6.62%
 Ratio of expenses to average net
  assets*........................     1.15%    1.18%    1.18%     1.24%    1.31%
 Ratio of net investment income
  to average net assets*.........     5.64%    5.80%    5.52%     5.74%    6.39%
 Portfolio turnover..............   129.97%  154.43%   76.30%    47.79%   60.53%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                                 EQUITY FUND
                                   -------------------------------------------
                                            YEAR ENDED AUGUST 31,
                                   -------------------------------------------
                                    1996     1995     1994     1993     1992
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $ 12.33  $ 11.85  $ 12.78  $ 11.31  $ 12.13
                                   -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income...........     0.18     0.20     0.14     0.14     0.17
 Net realized and unrealized
  gains (losses)
  on investments.................     2.04     1.77     0.40     1.56    (0.63)
                                   -------  -------  -------  -------  -------
   Total from Investment Activi-
    ties.........................     2.22     1.97     0.54     1.70    (0.46)
                                   -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income...........    (0.18)   (0.19)   (0.14)   (0.14)   (0.17)
 Net realized gains..............    (0.64)   (0.39)   (1.33)   (0.09)   (0.19)
 In excess of net realized gains.       --    (0.91)      --       --       --
                                   -------  -------  -------  -------  -------
   Total Distributions...........    (0.82)   (1.49)   (1.47)   (0.23)   (0.36)
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD...  $ 13.73  $ 12.33  $ 11.85  $ 12.78  $ 11.31
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charge).........................    18.53%   19.74%    4.66%   15.12%   (3.98)%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)..........................  $86,352  $76,398  $84,618  $58,015  $90,890
 Ratio of expenses to average net
  assets.........................     1.08%    1.14%    1.12%    1.16%    1.16%
 Ratio of net investment income
  to average net assets..........     1.35%    1.73%    1.32%    1.09%    1.46%
 Ratio of expenses to average net
  assets*........................     1.27%    1.33%    1.31%    1.36%    1.39%
 Ratio of net investment income
  to
  average net assets*............     1.16%    1.54%    1.13%    0.88%    1.23%
 Portfolio turnover..............    67.46%  100.44%  159.30%   66.54%   51.26%
 Average Commission Rate (a).....  $0.0504       --       --       --       --

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                   AGGRESSIVE GROWTH FUND
                         ---------------------------------------------------
                                                                 FEBRUARY 3,
                              YEAR ENDED AUGUST 31,                1992 TO
                         -------------------------------------   AUGUST 31,
                          1996      1995      1994      1993      1992 (A)
                         -------   -------   -------   -------   -----------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD......... $ 16.31   $ 11.99   $ 11.96   $  8.37     $ 10.00
                         -------   -------   -------   -------     -------
INVESTMENT ACTIVITIES
 Net investment income
  (loss)................   (0.04)    (0.06)    (0.04)    (0.03)       0.03
 Net realized and
  unrealized gains
  (losses) on invest-
  ments.................    0.30      4.38      0.07      3.62       (1.63)
                         -------   -------   -------   -------     -------
   Total from Investment
    Activities..........    0.26      4.32      0.03      3.59       (1.60)
                         -------   -------   -------   -------     -------
DISTRIBUTIONS
 Net investment income..      --        --        --        --       (0.03)
 Net realized gains.....   (0.28)       --        --        --          --
                         -------   -------   -------   -------     -------
   Total Distributions..   (0.28)       --        --        --       (0.03)
                         -------   -------   -------   -------     -------
NET ASSET VALUE, END OF
 PERIOD................. $ 16.29   $ 16.31   $ 11.99   $ 11.96     $  8.37
                         =======   =======   =======   =======     =======
Total Return (excludes
 sales charge)..........    1.77%    36.03%     0.25%    42.89%     (16.02)%(c)
RATIOS/SUPPLEMENTAL DA-
 TA:
 Net Assets at end of
  period (000).......... $43,278   $38,008   $24,775   $11,012     $11,716
 Ratio of expenses to
  average net assets....    1.11%     1.27%     1.35%     0.62%       0.28%(b)
 Ratio of net investment
  income (loss) to
  average net assets....   (0.35)%   (0.62)%   (0.69)%   (0.24)%      0.58%(b)
 Ratio of expenses to
  average net assets*...    1.30%     1.45%     1.55%     1.64%       1.47%(b)
 Ratio of net investment
  income (loss) to
  average net assets*...   (0.54)%   (0.81)%   (0.89)%   (1.26)%     (0.61)%(b)
 Portfolio turnover.....   32.89%    27.16%    18.76%    59.47%      14.53%
 Average Commission Rate
  (d)................... $0.0665        --        --        --          --

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Unannualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                    INTERMEDIATE TAX-FREE BOND FUND
                               ----------------------------------------------
                                    YEAR ENDED AUGUST 31,
                               ----------------------------------
                                                                    MAY 29,
                                                                    1992 TO
                                                                   AUGUST 31,
                                1996     1995     1994     1993     1992 (A)
                               -------  -------  -------  -------  ----------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 10.67  $ 10.42  $ 10.77  $ 10.18   $ 10.00
                               -------  -------  -------  -------   -------
INVESTMENT ACTIVITIES
 Net investment income........    0.49     0.51     0.54     0.55      0.13
 Net realized and unrealized
  gains (losses) on invest-
  ments.......................   (0.10)    0.25    (0.35)    0.59      0.18
                               -------  -------  -------  -------   -------
   Total from Investment Ac-
    tivities..................    0.39     0.76     0.19     1.14      0.31
                               -------  -------  -------  -------   -------
DISTRIBUTIONS
 Net investment income........   (0.49)   (0.51)   (0.54)   (0.55)    (0.13)
                               -------  -------  -------  -------   -------
   Total Distributions........   (0.49)   (0.51)   (0.54)   (0.55)    (0.13)
                               -------  -------  -------  -------   -------
Net Asset Value, End of Peri-
 od........................... $ 10.57  $ 10.67  $ 10.42  $ 10.77   $ 10.18
                               =======  =======  =======  =======   =======
Total Return (excludes sales
 charge)......................    3.68%    7.62%    1.76%   11.56%     3.14%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)....................... $31,036  $28,114  $30,097  $17,415   $ 7,560
 Ratio of expenses to average
  net assets..................    0.75%    0.51%    0.25%    0.25%     0.35%(b)
 Ratio of net investment in-
  come to average net assets..    4.58%    4.99%    5.06%    5.34%     5.28%(b)
 Ratio of expenses to average
  net assets*.................    1.20%    1.24%    1.44%    1.63%     2.03%(b)
 Ratio of net investment in-
  come to average net assets*.    4.13%    4.25%    3.87%    3.96%     3.60%(b)
 Portfolio turnover...........   19.53%    8.35%   14.33%   13.19%    19.33%

----------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Unannualized.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                SHORT-TERM INCOME FUND       BALANCED FUND
                               ------------------------  ---------------------
                                           OCTOBER 19,               JUNE 1,
                               YEAR ENDED     1994       YEAR ENDED  1995 TO
                               AUGUST 31, TO AUGUST 31,  AUGUST 31, AUGUST 31,
                                  1996      1995 (A)        1996     1995 (A)
                               ---------- -------------  ---------- ----------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................   $  9.95      $ 10.00      $ 10.62    $ 10.00
                                -------      -------      -------    -------
INVESTMENT ACTIVITIES
 Net investment income.......      0.59         0.52         0.35       0.08
 Net realized and unrealized
  gains (losses) on invest-
  ments......................     (0.14)       (0.05)        0.79       0.62
                                -------      -------      -------    -------
   Total from Investment Ac-
    tivities.................      0.45         0.47         1.14       0.70
                                -------      -------      -------    -------
DISTRIBUTIONS
 Net investment income.......     (0.59)       (0.52)       (0.35)     (0.08)
 Net realized gains..........     (0.01)          --        (0.13)        --
 In excess of net realized
  gains......................     (0.01)          --           --         --
                                -------      -------      -------    -------
   Total Distributions.......     (0.61)       (0.52)       (0.48)     (0.08)
                                -------      -------      -------    -------
NET ASSET VALUE, END OF PERI-
 OD..........................   $  9.79      $  9.95      $ 11.28    $ 10.62
                                =======      =======      =======    =======
Total Return (excludes sales
 charge).....................      4.64%        4.81%(c)    10.87%      6.98%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)......................   $14,399      $10,228      $22,592    $12,842
 Ratio of expenses to average
  net assets.................      0.41%        0.57%(b)     0.38%      0.90%(b)
 Ratio of net investment in-
  come to average net assets.      5.95%        5.96%(b)     3.27%      3.17%(b)
 Ratio of expenses to average
  net assets*................      1.24%        1.47%(b)     1.40%      1.92%(b)
 Ratio of net investment in-
  come to average net as-
  sets*......................      5.12%        5.06%(b)     2.25%      2.15%(b)
 Portfolio turnover..........     80.98%      212.35%(b)    71.89%     18.68%
 Average Commission Rate (d).        --           --      $0.0792         --

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Unannualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.


                      See notes to financial statements.

===============================================================================

AMERICAN PERFORMANCE
FUNDS

INVESTMENT ADVISER
BancOklahoma Trust Company
Bank Oklahoma Tower
Tulsa, Oklahoma 74103

MANAGER, ADMINISTRATOR,
AND DISTRIBUTOR
BISYS Fund Services                 [LOGO of Americn Performance Funds]
3435 Stelzer Road
Columbus, Ohio 43219-3035

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street N.W.
Washington, DC 20005

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215                                    ANNUAL REPORT

                                                       AUGUST 31, 1996

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